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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices)           (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

SEMI-ANNUAL REPORT

APRIL 30, 2020 (UNAUDITED)

Table of Contents

The Alger Funds II

Shareholders’ Letter	1

Fund Highlights	12

Portfolio Summary	20

Schedules of Investments	21

Statements of Assets and Liabilities	46

Statements of Operations	50

Statements of Changes in Net Assets	52

Financial Highlights	56

Notes to Financial Statements	73

Additional Information	98

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary, contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or your financial intermediary.

Shareholders’ Letter (Unaudited)	April 30, 2020

Dear Shareholders,

Reasons for Optimism Surface as Pandemic Drives Market Volatility

At Alger, we see plenty of reasons for optimism regarding equity investing and the well-being of society as governments seek to curtail the spread of the coronavirus, but we acknowledge that the pandemic will continue to create both personal and economic hardships in the foreseeable future. During the recent months of uncertainty and fear, we have strived to support our shareholders by drawing upon our 55 years of investing experience to seek companies that are best positioned to potentially generate durable earnings growth, and we have shared our insights on managing equities during challenging times to help our clients manage their apprehensions.

In this letter, which discusses the six-month reporting period ended April 30, 2020, I provide additional perspectives on navigating markets during the pandemic and I explain why I believe equities, while continuing to be volatile, may produce additional gains.

A Challenging Time

From the start of the reporting period until February 19 of this year, the S&P 500 Index climbed 12.18%. The spread of the novel coronavirus worldwide, however, caused investor sentiment to plummet and from the February 19 historical market peak to March 23 the index dropped 33.79%. As countries issued stay-at-home orders and shut down businesses to contain the pandemic, economic data weakened considerably. In the U.S., the Congressional Budget Office eventually predicted that gross domestic product (GDP) will contract at nearly a 40% annual rate in the second quarter of this year and unemployment will climb from a 50-year low to a peak of 16% later this year. With 24% of S&P 500 companies reporting during the last week of the reporting period, FactSet Research estimated that first quarter 2020 earnings would decline 15.8%, the largest drop since the second quarter of 2009.

In March, the Federal Reserve (“the Fed”) responded aggressively to the pandemic by implementing two rate cuts that totaled 150 basis points, bringing the fed funds target rate to .0% - .25%. The Fed also unveiled a round of quantitative easing that could dwarf prior easing programs while U.S. legislators began creating programs initially valued at more than $2 trillion to support businesses, increase unemployment benefits and provide one-time payments to certain individuals. Hope that the stimulus plans could help mitigate the economic impact of the pandemic caused equities to bounce back and from March 24 until April 30, the S&P 500 Index recorded a 30.8% gain.

As the reporting period drew to a close, various U.S. states and certain countries began to re-open their economies as the rates of new coronavirus cases either stabilized or declined. For the six-month reporting period, the S&P 500 recorded a 3.16% loss. Volatility extended beyond the U.S. with the MSCI Emerging Markets Index declining 10.39% and the MSCI ACWI ex USA Index declining 13.02%. Broadly speaking, companies with strong balance sheets and innovative products that are experiencing growing demand as a result of the pandemic outperformed while “old economy” industries such as energy, manufacturing, brick and mortar retailers and certain travel companies including airlines, cruise ship operators and hotels performed worst.

Keeping Change in Perspective

At Alger, we believe history illustrates that companies with innovative products and services can dominate their industries by disrupting their respective industries and capturing market share. These types of companies can potentially reward investors by growing their earnings despite economic headwinds.

Consider the following examples:

•	The “Spanish Flu” pandemic and recession, which lasted from 1918 to 1919 and claimed 50 million lives. During this period, automobile ownership grew at a double-digit rate.

•	The Great Depression, which lasted from 1929 through 1939. In 1937 DuPont introduced neoprene, which is a synthetic rubber. By 1939, every automobile and airplane manufactured in the U.S. included products made with the material. Hewlett-Packard and Polaroid were also born during the Great Depression.

•	The “Asian Flu” pandemic and recession, which occurred in the late 1950s. During this event television ownership increased 12% after the introduction of color TV.

•	The recession of the early 1990s. During this event, personal computer penetration grew.

•	The Global Financial Crisis and Great Recession of 2008. During this event, smartphone subscribers, digital advertising and online retail sales all increased.

Pandemic Hastens Change

Today, internet connected devices, cloud computing, artificial intelligence, the Internet of Things, genetic sciences, medtech and healthcare advances, and other technologies are fostering innovation that is occurring at unprecedented levels. In many instances, the coronavirus pandemic is accelerating the already rapid pace at which new products and services disrupt their industries and capture market share. During the early months of the pandemic, credit card data showed that overall consumer spending declined substantially as shopping malls closed, but consumers’ online shopping has seen near exponential acceleration while people have been under stay-at-home orders.1 The increased adoption of ecommerce by consumers is comparable to the total growth in adoption that we believe would have occurred over the coming two years without the pandemic. This acceleration is occurring after decades of growth in online retailing, which increased 14.9% last year while overall retail sales increased only 3.8%. This strong growth trend of course benefits large online retailers such as Amazon.com, Inc. but it is also helping smaller retailers who have had the foresight to adopt and even primarily build their businesses online, rather than in physical stores, often using ecommerce software platforms from companies such as Shopify, Square and Hubspot.

The structure and rhythm of the American workplace (and indeed across the globe) may be forever changed as a result of the response to Covid-19. With offices shut down, many businesses have had to immediately expand remote working to the majority, if not all, of their employees. Many lessons will be learned from this mass shift to telecommuting. However, we believe that even after this healthcare crisis passes and offices re-open, there will be a shift in the perception and therefore the use of telecommuting. In particular, for many businesses and for many job roles, we believe both workers and employers are seeing efficiency gains while “working from home” and will adopt more flexible policies in the future to not only allow working from home but perhaps encourage it more broadly and frequently within their future workforce. The use of many of the new technologies that support online collaboration, videoconferencing, and business process management, even as workers are remote, is being tested now on an emergency and broad basis, and the technologies are proving themselves to be largely exceptional in their potential for changing how we work in the future. To support this massive shift, technology needs to not only provide collaborative workstations for employees, but also increased network capacity and security. Nearly every provider of internet bandwidth or data center computing power is reporting significant increases in demand. Additionally, security firms such as CrowdStrike that provide end-point protection against viruses, malware and other digital threats are experiencing increased demand for cloud-based security systems. In both government and commercial firms, the need for real-time communication with the public or their employees has driven the adoption of new communications platforms to manage the dialogue. Software company Everbridge, for example, announced during the first quarter of this year that it had processed more than 13 million messages related to the pandemic.

We have long been investors in the healthcare sector, which we view as one of the most dynamic and innovative sectors in the U.S., and indeed, the world. Today, we are seeing the valor of doctors and nurses in New York in particular, Alger’s home for over 55 years, and across the U.S. and the globe. We believe this crisis will bring benefits to healthcare systems worldwide as lessons learned from this pandemic will result in new investment in public health, strengthening our hospitals’ and service providers’ capacity to respond rapidly and flexibly to future crises, and by accelerating investment in innovations from the research lab, to testing and clinical treatments and processes, and finally to the delivery of healthcare services by our doctors and nurses on the frontline of patient care. Early growth trends like telemedicine have already proven critical in this crisis, and after it ends, we believe will have become the new way of delivering healthcare to people in the U.S. – that is a technology trend whose adoption “curve,” we believe, has the potential to go from birth to mainstream potentially faster than any we have seen before.

Going Forward

We believe market volatility will continue in the coming months due to declining earnings and heightened uncertainty. As the quarterly reporting season progressed in April, companies increasingly withdrew their guidance for fiscal year 2020 due to uncertainty regarding the future impacts of the pandemic. Analysts are projecting a substantial decline in earnings for calendar year 2020 but expect earnings growth to resume next year.

We are optimistic that an eventual recovery in earnings growth, low interest rates and a return to more normal conditions resulting from a potential coronavirus vaccine or new treatments for Covid-19 could support equity markets. Unlike most recessions, the current economic slowdown is being driven by a public health crisis rather than structural issues, such as toxic debt built upon a housing bubble that triggered the Global Financial Crisis. Regardless of the timing, we believe investors should take a long-term approach rather than try to time markets. We also think investors will be best served by using in-depth fundamental research to find companies that are gaining market share and producing durable earnings growth with innovative products and services and, more specifically, are able to benefit from the global economic dislocation occurring from the pandemic. Additionally, we believe innovative companies with strong balance sheets that can finance their own growth initiatives rather than rely on leverage may be best positioned to outperform. At Alger, we continue to seek companies that are benefiting from change as we seek to help our valued clients meet their financial needs.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund generated a 6.77% return for the fiscal six-month period ended

April 30, 2020, compared to the 5.21% return of the Russell 3000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. The Information Technology and Industrials sectors provided the greatest contributions to relative performance.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 106.04%. The Fund had a -6.52% allocation to short positions and a 0.48% allocation to cash.

Regarding individual long positions, Amazon.com, Inc.; Microsoft Corp.; Apple Inc.; Adobe, Inc.; and NVIDIA Corp. were among the top contributors to performance. Amazon.com continues to generate strong high unit volume growth by taking market share from brick and mortar retailing and by growing its cloud computing service. During the reporting period, consumer uptake of one-day shipping supported the acceleration of the company’s online retailing. Later in the reporting period, investors became excited about the significant revenue gains associated with coronavirus quarantining and social distancing that are accelerating the pace at which ecommerce is capturing market share from traditional retailers. Additionally, investors reacted favorably to the pandemic creating increased demand for Amazon.com’s cloud service, AWS.

Short position Cboe Global Markets Inc. also contributed to performance. Cboe Global Markets owns the Chicago Board Options Exchange and operates BATS Global Markets. The company faces potential competition from the Members Exchange, which seeks to put pressure on fees for U.S. equity transactions and market data. It is proposing transaction fees that will be 25%-50% cheaper than Cboe’s fees. The share price of Cboe declined significantly when the company’s clients reduced their exposure to capital markets in the face of heightened volatility. This risk-off posturing reduced trading volumes. As the share price declined, the short position contributed to performance.

Detractors from Performance

The Communication Services and Consumer Staples sectors were among the sectors that detracted from results. Regarding individual positions, Live Nation Entertainment, Inc.; Luckin Coffee, Inc., Sponsored ADR Cl. A; SVB Financial Group; TransDigm Group, Inc.; and Cintas Corp. were among the top detractors from performance. Live Nation Entertainment is the music industry’s largest concert promotor. Prior to the coronavirus pandemic, it was rapidly increasing the list of artists whose concerts it promotes and the volume of the company’s ticket sales was also growing significantly. In February, fears that the spread of the coronavirus could dramatically curtail live concerts sparked a selloff of Live Nation Entertainment stock that continued through the early portion of March. Investors’ fear materialized when Live Nation Entertainment was forced to cancel thousands of concerts in response to government stay-at-home orders and bans on events that attract large crowds of individuals. Live Nation Entertainment also announced that it would refund tickets for the cancelled events.

Short position Monster Beverage Corp. also detracted from performance. Monster Beverage sells energy drinks and beverage concentrates. We were short the shares because of the competitive threat resulting from Coca-Cola’s January launch of an energy drink. The new beverage captured market share from various providers of energy drinks but not Monster. As such, the share price increased, which resulted in the short position detracting from performance. We covered the short exposure.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 12.13% for the fiscal six-month period ended April 30, 2020, compared to the -3.16% return of the Fund’s benchmark, the S&P 500 Index.

During the reporting period, the average allocation to long positions was 83.95% and the average allocation to short positions was -35.43%. The Fund’s cash allocation, which was a residual of long position sales and short sale proceeds, was 51.48%. Based on the combined allocations of long and short positions, the Healthcare and Information Technology sectors were the largest sector weightings for the reporting period. Healthcare was the only sector overweighting and the Financials and Information Technology sectors were the largest underweightings.

Contributors to Performance

Long positions in aggregate, contributed to both absolute and relative performance. Short exposure also contributed to absolute and relative performance. Based on the net exposure of long and short positions, the Financials and Energy sectors provided the largest contributions to relative performance. Regarding long positions, Dermira, Inc.; Chegg, Inc.; Nevro Corp.; Trade Desk, Inc., Cl. A; and Amazon.com, Inc. were among the top contributors to performance. Shares of Amazon.com performed strongly in response to developments identified in the Alger Spectra Fund discussion.

Short exposure to Seritage Growth Properties, Cl. A also contributed to performance. Seritage Growth Properties is a publicly traded, self-administered and self-managed real estate investment trust, a portfolio of both wholly owned properties and joint venture properties. The company’s business model is predicated on finding tenants for big box, vacant retail spaces. The severe economic pullback brought on by the Covid-19 pandemic saw a significant drop in demand for brick and mortar retail properties. Additionally, some of the company’s new tenants include businesses like gyms, restaurants and movie theaters– most of which were shuttered due to the coronavirus lockdown. Furthermore, Seritage uses excessive leverage and can no longer cover interest expenses without selling properties, which could be difficult during an economic downturn. As the share price of Seritage Growth Properties declined, the short position contributed to performance.

Detractors from Performance

The Information Technology sector detracted from relative performance. Regarding individual long positions, Bed Bath & Beyond, Inc.; Ebix, Inc.; TransDigm Group, Inc.; Glaukos Corp.; and Portola Pharmaceuticals, Inc. were among the most significant detractors from performance. TransDigm Group designs, produces and supplies aircraft components in the U.S. and internationally. The company operates through three segments: Power & Control, Airframe and Non-Aviation. TransDigm had a strong first six weeks of the year with its share price climbing approximately 17% after the company delivered positive results in its early February earnings announcement. However, the subsequent and pervasive slowdown of the U.S. airline industry as a result of the Covid-19 pandemic has weighed particularly heavily across the aviation supply chain, including parts suppliers like TransDigm and resulting in shares of the company underperforming. Additionally, the announced resumption of 737 “Max-8” production by Boeing could bring new airframes online that will not require significant maintenance as they log initial airframe hours.

Short exposure to Patrick Industries, Inc. also detracted from results. Patrick Industries manufactures and distributes building products and materials for the recreational vehicle, marine, manufactured housing and industrial markets in the U.S. and Canada. Retail demand for recreational vehicles (RV) was favorable in the early months of 2020, which could imply that Patrick is positioned to grow organically due to RV wholesale gains this year. The company has also increased its operating margins guidance for this year. Those factors supported the performance of Patrick Industries shares and resulted in the short position detracting from performance.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned -3.81% for the fiscal six-month period ended April 30, 2020, compared to the -10.39% return of its benchmark, the MSCI Emerging Markets Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. The Consumer Staples and Energy sectors were the largest contributors to relative performance.

Among countries, China, Brazil, New Zealand, Russia and Chile were some of the top contributors to relative performance. Regarding individual positions, China Feihe Ltd.; Tencent Holdings Ltd.; Alibaba Group Holding Ltd.; a2 Milk Co. Ltd.; and Leeno Industrial, Inc. were among the top contributors to performance. South Korea-based Leeno Industrial is a specialist provider of back-end semiconductor test probes and medical equipment probes. Development of 5G-enabled products contributed to a 105% increase in test socket volume growth in the first quarter of 2020, leading to a strong sales and earnings beat as well as year-over-year sales and earnings growth of 57% and 67%, respectively.

Detractors from Performance

The Consumer Discretionary and Healthcare sectors were among sectors that detracted from results while Greece, India, Taiwan, Turkey, Indonesia were among countries that detracted from performance.

Regarding individual positions, PT Media Nusantara Citra; HDFC Asset Management Co., Ltd.; Manappuram Finance Ltd.; CHUNBO CO., Ltd.; and Mavi Giyim Sanayi ve Ticaret A.S. were among the most significant detractors from performance. India’s leading asset manager, HDFC Asset Management, experienced a fall in assets under management quarter over quarter, due to the decline of markets and a negative mix shift (away from equities and towards cash/liquid investments) during the first three months of the year. Market share of actively managed equity funds also declined for the second straight quarter, largely stemming from underperformance in several fund categories.

Alger Responsible Investing Fund

The Alger Responsible Investing Fund returned 6.70% for the fiscal six-month period ended April 30, 2020, compared to the 6.09% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Healthcare. The Information Technology and Real Estate sectors provided the greatest contributions to relative performance.

Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Apple, Inc.; Adobe, Inc.; and Vertex Pharmaceuticals, Inc. were among the top contributors to performance. Shares of Amazon.com performed strongly in response to developments identified in the Alger Spectra Fund discussion.

Detractors from Performance

The Communication Services and Utilities sectors were among the sectors that detracted from results. Regarding individual positions, Live Nation Entertainment, Inc.; Woodward, Inc.; Honeywell International, Inc.; Hexcel Corp.; and Boeing Co. were among the top detractors from performance. Shares of Live Nation Entertainment underperformed in response to developments identified in the Alger Spectra Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

1Bank of America.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the six-month period return of Class  A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2020. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the six-month fiscal period ended April 30, 2020.

Risk Disclosures

Alger Spectra Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities.

Alger Dynamic Opportunities Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Cash positions may underperform relative to equity and fixed-income securities. Options and short sales could increase market exposure, magnifying losses and increasing volatility. Issue of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Foreign, Emerging Markets, and Frontier Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Responsible Investing Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•	The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	FactSet Research provides integrated software and data solutions for investment professionals.

FUND PERFORMANCE AS OF 3/31/20 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A (Inception 7/28/69)	(5.68)%	7.41%	11.55%
Alger Spectra Class C (Inception 9/24/08)	(2.13)%	7.75%	11.31%
Alger Spectra Class I (Inception 9/24/08)	(0.47)%	8.59%	12.18%

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger Spectra Class Y (Inception 12/03/18)	(0.08)%	n/a	2.73%
Alger Spectra Class Z (Inception 12/29/10)	(0.17)%	8.93%	12.32%

FUND PERFORMANCE AS OF 3/31/20 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Dynamic Opportunities Class A (Inception 11/2/09)	(5.98)%	3.98%	5.15%	5.55%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	(2.49)%	4.30%	4.91%	5.29%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	(0.51)%	5.42%	n/a	6.12%
Alger Emerging Markets Class A (Inception 12/29/10)	(16.42)%	(1.68)%	n/a	(1.58)%
Alger Emerging Markets Class C (Inception 12/29/10)	(13.34)%	(1.37)%	n/a	(1.79)%
Alger Emerging Markets Class I (Inception 12/29/10)	(11.72)%	(0.58)%	n/a	(1.04)%
Alger Emerging Markets Class Y (Inception 5/9/16)	(11.29)%	n/a	n/a	3.51%
Alger Emerging Markets Class Z (Inception 2/28/14)	(11.29)%	(0.18)%	n/a	(0.18)%
Alger Responsible Investing Class A (Inception 12/4/00)	(3.62)%	7.18%	8.99%	3.34%
Alger Responsible Investing Class C (Inception 9/24/08)*	0.00%	7.49%	8.72%	7.91%
Alger Responsible Investing Class I (Inception 9/24/08)†	1.71%	8.34%	9.59%	8.75%
Alger Responsible Investing Class Z (Inception 10/14/16)	2.16%	n/a	n/a	12.76%

Alger Responsible Investing Fund Class A shares performance figures prior to January 12, 2007 are those of the Alger Green Institutional Fund and performance prior to October 19, 2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. As of December 30, 2016 the Alger Green Fund became the Alger Responsible Investing Fund.

Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund's current investment strategies and investment personnel.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
†	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
‡	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Funds’ average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Figures for the Alger Spectra Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Spectra Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)	2.80%	10.66%	13.12%	15.56%
Class C (Inception 9/24/08)*	6.73%	11.03%	12.88%	14.83%
Class I (Inception 9/24/08)†	8.55%	11.87%	13.76%	15.71%
Russell 3000 Growth Index	9.47%	12.76%	14.10%	n/a

	1 YEAR	5 YEARS	10 YEARS	Since 12/3/2018
Class Y (Inception 12/3/18)	8.91%	n/a	n/a	13.29%
Russell 3000 Growth Index	9.47%	n/a	n/a	13.41%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	8.83%	12.22%	n/a	13.90%
Russell 3000 Growth Index	9.47%	12.76%	n/a	13.89%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, LLC was the Fund's investment adviser. The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumed dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
†	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A

— 10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, the S&P 500 Index (an unmanaged Index of Common Stocks) and the HFRI Equity Hedge (Total) Index (an unmanaged index of hedge funds) for the ten years ended April 30, 2020. Effective March 1, 2017, Weatherbie Capital, LLC, an indirect, wholly-owned subsidiary of Alger Group Holdings, LLC, the parent company of Fred Alger Management, LLC, began providing investment sub-advisory services for a portion of the assets of the Alger Dynamic Opportunities Fund. Figures for the Alger Dynamic Opportunities Fund Class A, the S&P 500 Index and the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Figures for the Alger Dynamic Opportunities Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)	0.69%	5.79%	6.10%	6.31%
Class C (Inception 12/29/10)*	4.47%	6.12%	5.86%	6.05%
S&P 500 Index	0.86%	9.12%	11.69%	12.60%
HFRI Equity Hedge (Total) Index	(4.44)%	2.04%	3.40%	3.97%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	6.48%	7.25%	n/a	6.98%
S&P 500 Index	0.86%	9.12%	n/a	11.69%
HFRI Equity Hedge (Total) Index	(4.44)%	2.04%	n/a	3.40%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— From 12/29/10 to 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through April 30, 2020. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund's current investment strategies and investment personnel. Figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Figures for the Alger Emerging Markets Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Emerging Markets Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to the operating expenses and current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)	(9.45)%	(0.64)%	n/a	(0.39)%
Class C (Inception 12/29/10)	(6.01)%	(0.32)%	n/a	(0.62)%
Class I (Inception 12/29/10)	(4.25)%	0.46%	n/a	0.14%
MSCI Emerging Markets Index	(11.65)%	0.28%	n/a	0.56%

	1 YEAR	5 YEARS	10 YEARS	Since 5/9/2016
Class Y (Inception 5/9/16)	(3.85)%	n/a	n/a	6.34%
MSCI Emerging Markets Index	(11.65)%	n/a	n/a	6.60%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2014
Class Z (Inception 2/28/14)	(3.89)%	0.87%	n/a	1.62%
MSCI Emerging Markets Index	(11.65)%	0.28%	n/a	2.07%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund's current investment strategies and investment personnel. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible Investing Fund Class A shares, with an initial 5.25% maximum sales charge, the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Prior to December 30, 2016, the Fund followed different investment strategies under the name “Alger Green Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Responsible Investing Fund Class A and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Responsible Investing Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Responsible Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)	3.96%	9.82%	10.13%	4.01%
Russell 1000 Growth Index	10.84%	13.34%	14.41%	6.42%

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/24/2008
Class C (Inception 9/24/08)	7.75%	10.14%	9.85%	9.03%
Class I (Inception 9/24/08)	9.61%	11.01%	10.73%	9.88%
Russell 1000 Growth Index	10.84%	13.34%	14.41%	13.15%

	1 YEAR	5 YEARS	10 YEARS	Since 10/14/2016
Class Z (Inception 10/14/16)	10.11%	n/a	n/a	16.56%
Russell 1000 Growth Index	10.84%	n/a	n/a	17.59%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

April 30, 2020 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Dynamic Opportunities Fund*	Alger Responsible Investing Fund
Communication Services	12.7%	3.3%	9.7%
Consumer Discretionary	18.7	10.0	17.2
Consumer Staples	0.6	(0.9)	4.1
Energy	0.0	0.1	0.0
Exchange Traded Funds	(0.6)	0.0	0.0
Financials	3.7	(0.7)	5.2
Healthcare	14.2	15.4	10.5
Industrials	5.7	6.8	4.5
Information Technology	40.7	16.6	39.8
Market Indices	(0.1)	(3.8)	0.0
Materials	3.1	0.2	2.3
Real Estate	1.3	5.9	3.4
Utilities	0.0	0.0	0.5
Short-Term Investments and Net Other Assets	0.0	47.1	2.8
	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Argentina	0.6%
Brazil	2.7
Chile	1.6
China	47.0
Greece	3.8
India	4.5
Indonesia	4.0
New Zealand	3.0
Russia	1.5
South Korea	21.1
Taiwan	2.5
Turkey	2.1
United States	3.2
Cash and Net Other Assets	2.4
100.0%

*     Includes short sales as a reduction of sector exposure.

†     Based on net assets for each Fund.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—103.3%	SHARES	VALUE
AEROSPACE & DEFENSE—1.5%
HEICO Corp., Cl. A	412,632	$29,845,673
Mercury Systems, Inc.*	548,486	48,903,012
TransDigm Group, Inc.	37,103	13,471,357
		92,220,042
APPAREL ACCESSORIES & LUXURY GOODS—0.3%
Lululemon Athletica, Inc.*	64,402	14,392,559
LVMH Moet Hennessy Louis Vuitton SE	15,082	5,829,797
		20,222,356
APPLICATION SOFTWARE—9.2%
Adobe, Inc.* ,+	483,680	171,048,595
Autodesk, Inc.*	131,082	24,529,375
Avalara, Inc.*	398,457	35,610,102
Cadence Design Systems, Inc.*	635,426	51,552,111
Coupa Software, Inc.*	84,012	14,793,673
Intuit, Inc.	173,973	46,939,655
Palantir Technologies, Inc., Cl. A*,@,(a)	348,292	2,002,679
RingCentral, Inc., Cl. A*	96,664	22,090,624
salesforce.com, Inc.* ,+	1,111,857	180,065,241
		548,632,055
AUTO PARTS & EQUIPMENT—0.4%
Aptiv PLC	342,979	23,854,189

AUTOMOBILE MANUFACTURERS—0.3%
Tesla, Inc.*	24,461	19,125,567

AUTOMOTIVE RETAIL—0.1%
Carvana Co., Cl. A*	66,626	5,337,409

BIOTECHNOLOGY—3.4%
BioMarin Pharmaceutical, Inc.*	177,187	16,304,748
Genmab AS*	73,247	17,604,222
Gilead Sciences, Inc.	355,492	29,861,328
Sarepta Therapeutics, Inc.*	248,934	29,344,340
Vertex Pharmaceuticals, Inc.*,+	431,134	108,300,860
		201,415,498
BUILDING PRODUCTS—0.3%
Trex Co., Inc.*	161,767	15,403,454

CASINOS & GAMING—0.6%
DraftKings, Inc., Cl. A*	1,792,576	34,883,529

CONSTRUCTION MATERIALS—0.4%
Vulcan Materials Co.	206,109	23,284,134

DATA PROCESSING & OUTSOURCED SERVICES—9.2%
Fidelity National Information Services, Inc. +	728,071	96,025,284
Fiserv, Inc.*	543,723	56,036,092
PayPal Holdings, Inc.*	879,969	108,236,187
Visa, Inc., Cl. A+	1,611,395	287,988,514
		548,286,077
DIVERSIFIED SUPPORT SERVICES—1.0%
Cintas Corp. +	257,967	57,224,820

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—103.3% (CONT.)	SHARES	VALUE
EDUCATION SERVICES—0.8%
Bright Horizons Family Solutions, Inc.*	433,966	$50,535,341

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
AMETEK, Inc.	409,531	34,347,365

ELECTRONIC MANUFACTURING SERVICES—0.4%
Flex Ltd.*	2,611,359	25,486,864

ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Waste Connections, Inc.	613,188	52,678,981

FINANCIAL EXCHANGES & DATA—3.0%
Intercontinental Exchange, Inc.	1,018,864	91,137,385
S&P Global, Inc.	227,315	66,576,017
Tradeweb Markets, Inc., Cl. A	453,132	23,635,365
		181,348,767
FOOD DISTRIBUTORS—0.3%
US Foods Holding Corp.*	905,560	19,469,540

FOOTWEAR—1.3%
NIKE, Inc., Cl. B	909,123	79,257,343

HEALTHCARE EQUIPMENT—4.9%
Boston Scientific Corp.* ,+	2,730,916	102,354,732
Danaher Corp. +	657,617	107,494,075
DexCom, Inc.*	162,462	54,457,262
Intuitive Surgical, Inc.*	51,919	26,524,379
		290,830,448
HEALTHCARE SERVICES—1.1%
1Life Healthcare, Inc.*	461,701	11,390,164
Cigna Corp.	142,962	27,989,100
Guardant Health, Inc.*	348,099	26,789,699
		66,168,963
HEALTHCARE TECHNOLOGY—0.7%
Veeva Systems, Inc., Cl. A*	207,365	39,565,242

HOME IMPROVEMENT RETAIL—1.0%
Lowe's Cos., Inc.	589,918	61,793,910

INDUSTRIAL GASES—1.1%
Air Products & Chemicals, Inc.	299,426	67,544,517

INTERACTIVE MEDIA & SERVICES—10.0%
Alphabet, Inc., Cl. C*,+	217,617	293,491,342
Facebook, Inc., Cl. A*,+	1,309,436	268,054,644
Pinterest, Inc., Cl. A*	1,667,256	34,445,509
		595,991,495
INTERNET & DIRECT MARKETING RETAIL—11.5%
Alibaba Group Holding Ltd.#,* ,+	1,173,259	237,784,401
Altaba, Inc.*,(a)	606,454	13,857,474
Amazon.com, Inc.* ,+	175,771	434,857,454
		686,499,329

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—103.3% (CONT.)	SHARES	VALUE
INTERNET SERVICES & INFRASTRUCTURE—1.7%
Shopify, Inc., Cl. A*	30,353	19,191,898
Twilio, Inc., Cl. A*	290,501	$32,623,262
VeriSign, Inc.*	226,797	47,511,704
		99,326,864
IT CONSULTING & OTHER SERVICES—0.2%
Grid Dynamics Holdings, Inc.*	1,277,732	10,209,079

LEISURE FACILITIES—0.6%
Vail Resorts, Inc.	214,848	36,739,008

LIFE SCIENCES TOOLS & SERVICES—0.5%
Thermo Fisher Scientific, Inc.	85,540	28,628,527

MANAGED HEALTHCARE—2.6%
UnitedHealth Group, Inc. +	522,531	152,824,642

METAL & GLASS CONTAINERS—1.1%
Ball Corp.	970,900	63,681,331

MOVIES & ENTERTAINMENT—1.7%
Live Nation Entertainment, Inc.*	489,522	21,964,852
Netflix, Inc.*	190,416	79,946,158
		101,911,010
PHARMACEUTICALS—1.6%
Aerie Pharmaceuticals, Inc.*	867,002	13,213,110
GW Pharmaceuticals PLC#,*	315,699	31,614,098
Novartis AG#	585,954	49,647,883
		94,475,091
PROPERTY & CASUALTY INSURANCE—1.1%
The Progressive Corp.	881,575	68,145,748

RAILROADS—0.7%
Union Pacific Corp.	270,990	43,301,492

RESEARCH & CONSULTING SERVICES—1.3%
CoStar Group, Inc.*	74,755	48,460,677
TransUnion	378,480	29,820,439
		78,281,116
RESTAURANTS—2.1%
Chipotle Mexican Grill, Inc., Cl. A*	10,848	9,530,510
Shake Shack, Inc., Cl. A*	541,612	29,523,270
Starbucks Corp.	1,116,229	85,648,252
		124,702,032
SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.	258,600	66,015,408

SEMICONDUCTORS—4.3%
Micron Technology, Inc.*	409,551	19,613,397
NVIDIA Corp.	401,022	117,210,710
NXP Semiconductors NV	551,099	54,872,927
Taiwan Semiconductor Manufacturing Co., Ltd.#	399,250	21,212,153
Universal Display Corp.	282,116	42,351,254
		255,260,441

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—103.3% (CONT.)	SHARES	VALUE
SOFT DRINKS—0.5%
The Coca-Cola Co.	696,538	$31,964,129

SPECIALTY CHEMICALS—0.9%
The Sherwin-Williams Co. +	99,196	53,205,759

SYSTEMS SOFTWARE—9.9%
Crowdstrike Holdings, Inc., Cl. A*	920,802	62,301,463
Microsoft Corp. +	2,955,827	529,713,756
		592,015,219
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.8%
Apple, Inc. +	1,189,541	349,487,146

TRUCKING—0.3%
Lyft, Inc., Cl. A*	598,513	19,649,182

WIRELESS TELECOMMUNICATION SERVICES—1.0%
T-Mobile US, Inc.*	681,461	59,832,276
TOTAL COMMON STOCKS (Cost $4,143,488,955)		6,171,062,735

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	1,420,438	8,167,518
Palantir Technologies, Inc., Cl. D*,@,(a)	185,062	1,064,107
		9,231,625
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	2,912,012	2,300,489
TOTAL PREFERRED STOCKS (Cost $23,705,752)		11,532,114

REAL ESTATE INVESTMENT TRUST—1.3%	SHARES	VALUE
SPECIALIZED—1.3%
Crown Castle International Corp.	503,888	80,334,864
(Cost $57,827,582)		80,334,864
Total Investments (Cost $4,225,022,289)	104.8%	$6,262,929,713
Affiliated Securities (Cost $13,104,054)		2,300,489
Unaffiliated Securities (Cost $4,211,918,235)		6,260,629,224
Securities Sold Short (Proceeds $289,380,344)	(4.8)%	(287,759,515)
Other Assets in Excess of Liabilities	0.0%	438,072
NET ASSETS	100.0%	$5,975,608,270

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2020
Altaba, Inc.	10/24/18	$1,704,939	0.03%	$2,216,062	0.04%
Altaba, Inc.	10/25/18	2,562,470	0.04%	3,314,895	0.05%
Altaba, Inc.	10/29/18	2,492,386	0.04%	3,357,373	0.06%
Altaba, Inc.	10/30/18	1,640,707	0.03%	2,251,730	0.04%
Altaba, Inc.	10/31/18	591,342	0.01%	772,559	0.01%
Altaba, Inc.	11/6/18	2,386,078	0.04%	1,944,855	0.03%
Palantir Technologies, Inc., Cl. A	10/7/14	2,266,336	0.05%	2,002,679	0.03%
Palantir Technologies, Inc., Cl. B	10/7/14	9,379,767	0.22%	8,167,518	0.14%
Palantir Technologies, Inc., Cl. D	10/14/14	1,221,931	0.03%	1,064,107	0.02%
Prosetta Biosciences, Inc., Series D	2/6/15	13,104,054	0.28%	2,300,489	0.04%
Total				$27,392,267	0.46%

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short April 30, 2020 (Unaudited)

COMMON STOCKS—(4.8)%	SHARES	VALUE
AEROSPACE & DEFENSE—(0.2)%
HEICO Corp.	(109,646)	$(9,604,990)

AIR FREIGHT & LOGISTICS—(0.4)%
CH Robinson Worldwide, Inc.	(95,160)	(6,746,844)
FedEx Corp.	(70,869)	(8,984,063)
United Parcel Service, Inc., Cl. B	(56,748)	(5,371,766)
		(21,102,673)
AIRLINES—(0.2)%
American Airlines Group, Inc.	(1,058,197)	(12,708,946)

APPAREL RETAIL—(0.1)%
Hennes & Mauritz AB, Cl. B	(561,013)	(7,667,918)

APPLICATION SOFTWARE—(0.3)%
Alteryx, Inc., Cl. A	(47,805)	(5,410,570)
SAP SE#	(124,522)	(14,760,838)
		(20,171,408)
AUTOMOBILE MANUFACTURERS—0.0%
Ford Motor Co.	(425,192)	(2,164,227)

CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.0%
Trinity Industries, Inc.	(142,320)	(2,745,353)

DIVERSIFIED BANKS—(0.1)%
SPDR S&P Regional Banking ETF	(169,596)	(6,466,695)

EXCHANGE TRADED FUNDS—(0.6)%
Industrial Select Sector SPDR Fund	(403,866)	(25,932,236)
VanEck Vectors Semiconductor ETF	(46,799)	(6,256,559)
		(32,188,795)
FINANCIAL EXCHANGES & DATA—(0.3)%
Cboe Global Markets, Inc.	(58,377)	(5,801,506)
FactSet Research Systems, Inc.	(39,035)	(10,734,625)
		(16,536,131)
GENERAL MERCHANDISE STORES—(0.2)%
Target Corp.	(121,169)	(13,297,086)

HEALTHCARE EQUIPMENT—(0.2)%
iShares 20+ Year Treasury Bond ETF	(85,347)	(14,230,759)

HEALTHCARE FACILITIES—(0.1)%
HCA Healthcare, Inc.	(49,997)	(5,493,670)

HEALTHCARE SERVICES—(0.1)%
LHC Group, Inc.	(58,297)	(7,578,027)

INDUSTRIAL CONGLOMERATES—(0.1)%
General Electric Co.	(1,131,864)	(7,696,675)

IT CONSULTING & OTHER SERVICES—(0.1)%
Accenture PLC, Cl. A	(32,481)	(6,015,156)

LIFE SCIENCES TOOLS & SERVICES—(0.2)%
Waters Corp.	(74,754)	(13,978,998)

MARKET INDICES—(0.1)%
iShares Russell 2000 ETF	(48,316)	(6,296,058)

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—(4.8)% (CONT.)	SHARES	VALUE
PACKAGED FOODS & MEATS—(0.2)%
Campbell Soup Co.	(60,685)	$(3,033,036)
McCormick & Co., Inc.	(36,932)	(5,792,415)
		(8,825,451)
PAPER PACKAGING—(0.4)%
Amcor PLC	(1,024,536)	(9,190,088)
Packaging Corp. of America	(117,347)	(11,341,588)
		(20,531,676)
SEMICONDUCTORS—(0.3)%
Texas Instruments, Inc.	(156,664)	(18,183,990)

SYSTEMS SOFTWARE—(0.6)%
iShares Expanded Tech-Software Sector ETF	(97,410)	(23,460,225)
Teradata Corp.	(439,797)	(10,814,608)
		(34,274,833)
TOTAL COMMON STOCKS (Proceeds $289,380,344)		$(287,759,515)
Total Securities Sold Short (Proceeds $289,380,344)		$(287,759,515)

#       American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—76.0%	SHARES	VALUE
AEROSPACE & DEFENSE—3.5%
HEICO Corp.+	17,246	$1,510,750
Kratos Defense & Security Solutions, Inc.* ,+	80,862	1,214,547
TransDigm Group, Inc.+	7,687	2,790,996
		5,516,293
AIR FREIGHT & LOGISTICS—0.3%
XPO Logistics, Inc.*,+	7,825	522,241

ALTERNATIVE CARRIERS—0.4%
Bandwidth, Inc., Cl. A*	6,984	569,615

APPAREL ACCESSORIES & LUXURY GOODS—0.5%
Canada Goose Holdings, Inc.*,+	13,173	314,177
Ralph Lauren Corp., Cl. A	3,639	268,485
Under Armour, Inc., Cl. A*	22,336	232,741
		815,403
APPLICATION SOFTWARE—9.6%
Altair Engineering, Inc., Cl. A*,+	3,650	120,414
Avalara, Inc.*,+	16,281	1,455,033
Bill.com Holdings, Inc.*	3,154	185,739
Cerence, Inc.*	5,705	120,718
Ebix, Inc.+	36,699	768,110
Envestnet, Inc.*	5,624	351,612
Everbridge, Inc.*,+	12,893	1,436,022
Five9, Inc.*	6,188	573,442
Globant SA*	1,743	201,613
HubSpot, Inc.*	9,513	1,604,177
Intuit, Inc.	2,651	715,266
LivePerson, Inc.*	4,308	103,134
Palantir Technologies, Inc., Cl. A*,@,(a)	6,606	37,985
Paylocity Holding Corp.*,+	29,603	3,390,431
Pluralsight, Inc., Cl. A*	45,156	742,365
RingCentral, Inc., Cl. A*	1,657	378,674
SPS Commerce, Inc.*,+	25,883	1,436,765
The Trade Desk, Inc., Cl. A*,+	6,281	1,837,695
		15,459,195
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Hamilton Lane, Inc., Cl. A	22,800	1,478,580

AUTOMOBILE MANUFACTURERS—0.5%
Tesla, Inc.*	1,056	825,665

BIOTECHNOLOGY—4.6%
ACADIA Pharmaceuticals, Inc.*,+	51,086	2,467,964
Alexion Pharmaceuticals, Inc.*	3,586	385,387
BioMarin Pharmaceutical, Inc.*	7,592	698,616
Forte Biosciences, Inc.*,@,(a)	292,568	315,066
Genmab AS#,*	12,345	300,354
MediciNova, Inc.*	10,697	55,090
Moderna, Inc.*	13,171	605,734
Natera, Inc.*	2,688	99,564

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—76.0% (CONT.)	SHARES	VALUE
BIOTECHNOLOGY—4.6% (CONT.)
Portola Pharmaceuticals, Inc.*,+	10,763	$76,202
Puma Biotechnology, Inc.*	95,517	959,946
Sarepta Therapeutics, Inc.*	1,126	132,733
Ultragenyx Pharmaceutical, Inc.*	13,583	820,821
Vertex Pharmaceuticals, Inc.*	1,465	368,008
		7,285,485
CASINOS & GAMING—0.6%
DraftKings, Inc., Cl. A*	46,017	895,491

CONSTRUCTION MATERIALS—0.5%
Vulcan Materials Co.	6,892	778,589

CONSUMER FINANCE—0.1%
LendingTree, Inc.*	793	197,750

DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Fiserv, Inc.*	4,229	435,841
NIC, Inc.	14,480	350,850
PayPal Holdings, Inc.*	4,770	586,710
Visa, Inc., Cl. A	3,838	685,928
		2,059,329
DISTRIBUTORS—0.5%
Pool Corp.	3,936	833,094

DIVERSIFIED SUPPORT SERVICES—0.4%
Copart, Inc.*	7,945	636,474

EDUCATION SERVICES—4.8%
Bright Horizons Family Solutions, Inc.*	6,888	802,108
Chegg, Inc.*,+	159,260	6,808,365
		7,610,473
ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Sunrun, Inc.*,+	46,242	648,775

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.2%
Novanta, Inc.*	2,879	250,156

ELECTRONIC MANUFACTURING SERVICES—0.0%
IPG Photonics Corp.*	270	34,919

ENVIRONMENTAL & FACILITIES SERVICES—3.2%
Casella Waste Systems, Inc., Cl. A*,+	43,632	2,023,652
Waste Connections, Inc.+	36,190	3,109,083
		5,132,735
FINANCIAL EXCHANGES & DATA—0.2%
MarketAxess Holdings, Inc.	747	339,892

FOOD DISTRIBUTORS—0.9%
US Foods Holding Corp.*,+	67,809	1,457,894

GENERAL MERCHANDISE STORES—0.9%
Ollie's Bargain Outlet Holdings, Inc.*	22,238	1,510,183

HEALTHCARE DISTRIBUTORS—0.5%
PetIQ, Inc., Cl. A*	26,482	757,385

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—76.0% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—7.5%
Cantel Medical Corp.	17,489	$647,093
DexCom, Inc.*,+	1,101	369,055
Glaukos Corp.*,+	35,956	1,319,226
Hologic, Inc.*	7,466	374,047
Insulet Corp.*,+	11,094	2,215,694
Intuitive Surgical, Inc.*,+	1,201	613,567
Masimo Corp.*	886	189,524
Nevro Corp.*,+	49,380	5,809,063
ResMed, Inc.	2,488	386,436
		11,923,705
HEALTHCARE FACILITIES—0.1%
US Physical Therapy, Inc.+	2,589	195,470

HEALTHCARE SERVICES—0.8%
CVS Health Corp.	10,262	631,626
Guardant Health, Inc.*,+	8,246	634,612
		1,266,238
HEALTHCARE SUPPLIES—0.5%
OraSure Technologies, Inc.*	19,695	313,938
Quidel Corp.*,+	4,009	557,251
		871,189
HEALTHCARE TECHNOLOGY—1.7%
Phreesia, Inc.*	20,958	532,124
Tabula Rasa HealthCare, Inc.*	17,798	1,127,325
Teladoc Health, Inc.*	3,882	638,938
Veeva Systems, Inc., Cl. A*	2,292	437,314
		2,735,701
HOTELS RESORTS & CRUISE LINES—0.3%
Lindblad Expeditions Holdings, Inc.*	245	1,637
Marriott International, Inc., Cl. A	4,541	412,958
		414,595
INSURANCE BROKERS—0.4%
eHealth, Inc.*	4,423	471,934
Goosehead Insurance, Inc., Cl. A*	4,275	239,999
		711,933
INTERACTIVE HOME ENTERTAINMENT—0.7%
Activision Blizzard, Inc.+	11,022	702,432
Take-Two Interactive Software, Inc.*	3,017	365,208
		1,067,640
INTERACTIVE MEDIA & SERVICES—2.1%
Alphabet, Inc., Cl. A*,+	2,522	3,396,377

INTERNET & DIRECT MARKETING RETAIL—4.9%
Amazon.com, Inc.*,+	1,875	4,638,753
Etsy, Inc.*	3,913	253,836
MercadoLibre, Inc.*	1,247	727,637
Wayfair, Inc., Cl. A*,+	17,320	2,148,373
		7,768,599

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—76.0% (CONT.)	SHARES	VALUE
INTERNET SERVICES & INFRASTRUCTURE—0.8%
Akamai Technologies, Inc.*	7,948	$776,599
Shopify, Inc., Cl. A*	345	218,140
VeriSign, Inc.*	1,396	292,448
		1,287,187
IT CONSULTING & OTHER SERVICES—1.6%
EPAM Systems, Inc.*,+	11,741	2,593,469

LEISURE FACILITIES—1.9%
Planet Fitness, Inc., Cl. A*	21,036	1,269,102
Vail Resorts, Inc.	9,980	1,706,580
		2,975,682
LEISURE PRODUCTS—0.3%
Peloton Interactive, Inc., Cl. A*	17,066	537,579

LIFE SCIENCES TOOLS & SERVICES—0.9%
Bio-Rad Laboratories, Inc., Cl. A*	348	153,155
Bio-Techne Corp.+	1,669	375,525
NeoGenomics, Inc.*	35,262	964,063
		1,492,743
MANAGED HEALTHCARE—1.2%
Progyny, Inc.*	84,364	1,976,649

MOVIES & ENTERTAINMENT—1.1%
Live Nation Entertainment, Inc.*,+	5,967	267,739
Netflix, Inc.*,+	3,506	1,471,994
		1,739,733
OIL & GAS EQUIPMENT & SERVICES—0.1%
Solaris Oilfield Infrastructure, Inc., Cl. A	11,889	81,321

PERSONAL PRODUCTS—0.1%
The Estee Lauder Cos., Inc., Cl. A	1,007	177,635

PHARMACEUTICALS—0.4%
Aerie Pharmaceuticals, Inc.*	40,417	615,955

REAL ESTATE SERVICES—2.9%
FirstService Corp.+	52,834	4,574,368

REGIONAL BANKS—2.0%
Signature Bank	11,746	1,258,936
SVB Financial Group*	7,562	1,460,751
Webster Financial Corp.	15,606	440,870
		3,160,557
RESEARCH & CONSULTING SERVICES—0.2%
CoStar Group, Inc.*	590	382,473

RESTAURANTS—0.1%
Wingstop, Inc.	774	90,767

SEMICONDUCTOR EQUIPMENT—1.3%
Applied Materials, Inc.	11,718	582,150
ASML Holding NV	1,241	357,942
Lam Research Corp.	1,341	342,330
SolarEdge Technologies, Inc.*	6,979	778,787
		2,061,209

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—76.0% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—1.6%
Advanced Micro Devices, Inc.*	6,417	$336,187
Impinj, Inc.*	49,716	1,116,620
NVIDIA Corp.	628	183,552
Universal Display Corp.	5,671	851,331
		2,487,690
SPECIALTY STORES—0.4%
Sportsman's Warehouse Holdings, Inc.*	79,672	570,452

SYSTEMS SOFTWARE—3.6%
Crowdstrike Holdings, Inc., Cl. A*	2,518	170,368
Microsoft Corp.+	18,059	3,236,353
Palo Alto Networks, Inc.*	3,848	756,170
Rapid7, Inc.*	33,672	1,533,760
Zuora, Inc., Cl. A*	1,321	13,963
		5,710,614
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.0%
Apple, Inc.+	5,272	1,548,914

THRIFTS & MORTGAGE FINANCE—0.0%
Axos Financial, Inc.*,+	2,422	55,827

TRADING COMPANIES & DISTRIBUTORS—0.2%
SiteOne Landscape Supply, Inc.*	3,680	326,158

TRUCKING—0.5%
Lyft, Inc., Cl. A*,+	11,406	374,459
Old Dominion Freight Line, Inc.	2,552	370,780
		745,239
TOTAL COMMON STOCKS (Cost $101,927,411)		121,159,284

PREFERRED STOCKS—0.1%	SHARES	VALUE
APPLICATION SOFTWARE—0.1%
Palantir Technologies, Inc., Cl. B*,@,(a)	26,941	154,911

BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	41,418	32,720
TOTAL PREFERRED STOCKS (Cost $364,284)		187,631

RIGHTS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Adolor Corp., CPR*,(a),(c),@	49,870	—
Tolero CDR*,@,(a),(d)	126,108	390,935
		390,935
TOTAL RIGHTS (Cost $67,638)		390,935

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—3.9%	SHARES	VALUE
INDUSTRIAL—1.2%
Rexford Industrial Realty, Inc.+	35,330	$1,438,637
STAG Industrial, Inc.	15,858	416,273
		1,854,910
RESIDENTIAL—0.2%
Equity LifeStyle Properties, Inc.+	5,958	359,327

RETAIL—1.3%
Simon Property Group, Inc.	26,323	1,757,587
Tanger Factory Outlet Centers, Inc.	58,846	442,522
		2,200,109
SPECIALIZED—1.2%
Crown Castle International Corp.+	11,701	1,865,490
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $5,661,764)		6,279,836

PURCHASED OPTIONS—0.0%

SECURITY NAME/
EXPIRATION DATE/	NOTIONAL		NUMBER OF
STRIKE PRICE	AMOUNTS	COUNTERPARTY	CONTRACTS	VALUE
PUT OPTIONS—0.0%
GTT Communications, Inc.,
5/15/20, 12.5*	$79,520	BNP Paribas	70	$14,700
GTT Communications, Inc.,
5/15/20, 7.5*	638,432	BNP Paribas	562	2,810
(Cost $39,775)				17,510
TOTAL PURCHASED OPTIONS (Cost $39,775)				17,510

Total Investments (Cost $108,060,872)	80.2%	$128,035,196
Affiliated Securities (Cost $186,381)		32,720
Unaffiliated Securities (Cost $107,874,491)		128,002,476
Securities Sold Short (Proceeds $43,666,032)	(27.3)%	(43,570,706)
Other Assets in Excess of Liabilities	47.1%	75,147,262
NET ASSETS	100.0%	$159,611,752

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.0% of the net assets of the Fund.

(d)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2020
Adolor Corp., CPR	10/24/11	$0	0.00%	$0	0.00%
Forte Biosciences, Inc.	2/19/20	315,066	0.24%	315,066	0.20%
Palantir Technologies, Inc., Cl. A	10/7/14	42,985	0.05%	37,985	0.02%
Palantir Technologies, Inc., Cl. B	10/7/14	177,903	0.22%	154,911	0.10%
Prosetta Biosciences, Inc., Series D	2/6/15	186,381	0.25%	32,720	0.02%
Tolero CDR	2/6/17	67,638	0.09%	390,935	0.24%
Total				$931,617	0.58%

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2020 (Unaudited)

COMMON STOCKS—(26.8)%	SHARES	VALUE
ADVERTISING—(0.2)%
Omnicom Group, Inc.	(5,855)	$(333,911)

AIR FREIGHT & LOGISTICS—(0.6)%
Forward Air Corp.	(17,141)	(884,476)

APPAREL ACCESSORIES & LUXURY GOODS—(0.2)%
Carter's, Inc.	(3,529)	(275,968)

APPAREL RETAIL—(0.4)%
Hennes & Mauritz AB, Cl. B	(43,292)	(591,714)

APPLICATION SOFTWARE—(1.2)%
Alteryx, Inc., Cl. A	(4,706)	(532,625)
SAP SE#	(5,576)	(660,979)
SS&C Technologies Holdings, Inc.	(9,293)	(512,602)
Yext, Inc.	(10,762)	(137,754)
		(1,843,960)
ASSET MANAGEMENT & CUSTODY BANKS—(0.2)%
Main Street Capital Corp.	(13,190)	(343,995)
Sculptor Capital Management, Inc., Cl. A	(81)	(1,187)
		(345,182)
AUTO PARTS & EQUIPMENT—(0.8)%
LCI Industries	(14,847)	(1,287,532)

AUTOMOBILE MANUFACTURERS—(0.3)%
Ford Motor Co.	(103,781)	(528,245)

AUTOMOTIVE RETAIL—(0.5)%
CarMax, Inc.	(5,090)	(374,879)
Carvana Co., Cl. A	(4,346)	(348,158)
		(723,037)
BIOTECHNOLOGY—(0.6)%
Flexion Therapeutics, Inc.	(33,096)	(352,141)
SPDR S&P Biotech ETF	(7,227)	(674,930)
		(1,027,071)
CASINOS & GAMING—(0.9)%
Las Vegas Sands Corp.	(15,389)	(738,980)
Twin River Worldwide Holdings, Inc.	(18,827)	(297,090)
Wynn Resorts Ltd.	(5,127)	(438,512)
		(1,474,582)
COMMUNICATIONS EQUIPMENT—(0.4)%
Arista Networks, Inc.	(1,106)	(242,546)
F5 Networks, Inc.	(2,649)	(368,900)
		(611,446)
DATA PROCESSING & OUTSOURCED SERVICES—(0.1)%
WNS Holdings Ltd.#	(4,274)	(208,785)

DEPARTMENT STORES—(0.1)%
Nordstrom, Inc.	(6,366)	(119,553)
Sears Holdings Corp.	(4)	(1)
		(119,554)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—(26.8)% (CONT.)	SHARES	VALUE
DIVERSIFIED SUPPORT SERVICES—(0.1)%
Viad Corp.	(8,816)	$(211,320)

ELECTRONIC COMPONENTS—(0.3)%
Amphenol Corp., Cl. A	(6,210)	(548,095)

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.0%
Arlo Technologies, Inc.	(23)	(63)

FINANCIAL EXCHANGES & DATA—(0.9)%
FactSet Research Systems, Inc.	(1,356)	(372,900)
MSCI, Inc., Cl. A	(3,121)	(1,020,567)
		(1,393,467)
GENERAL MERCHANDISE STORES—(0.3)%
Target Corp.	(4,719)	(517,863)

HEALTHCARE DISTRIBUTORS—(0.3)%
Henry Schein, Inc.	(9,561)	(521,648)

HEALTHCARE EQUIPMENT—(0.5)%
NuVasive, Inc.	(3,438)	(209,305)
Zimmer Biomet Holdings, Inc.	(4,843)	(579,707)
		(789,012)
HEALTHCARE TECHNOLOGY—(0.3)%
Castlight Health, Inc., Cl. B	(7,950)	(5,827)
Cerner Corp.	(7,120)	(494,057)
		(499,884)
HOME FURNISHINGS—(1.0)%
La-Z-Boy, Inc.	(16,094)	(377,404)
Leggett & Platt, Inc.	(36,086)	(1,267,701)
		(1,645,105)
INDUSTRIAL MACHINERY—(0.7)%
Enerpac Tool Group Corp., Cl. A	(66,956)	(1,142,269)

INTERACTIVE MEDIA & SERVICES—(0.6)%
Snap, Inc., Cl. A	(3)	(53)
Twitter, Inc.	(15,881)	(455,467)
Yelp, Inc., Cl. A	(22,386)	(500,327)
		(955,847)
INTERNET & DIRECT MARKETING RETAIL—(0.3)%
PetMed Express, Inc.	(592)	(23,425)
Shutterstock, Inc.	(9,528)	(362,064)
Stitch Fix, Inc., Cl. A	(468)	(7,511)
The RealReal, Inc.	(1,392)	(16,342)
		(409,342)
INTERNET SERVICES & INFRASTRUCTURE—(0.4)%
GTT Communications, Inc.	(60,646)	(688,939)

IT CONSULTING & OTHER SERVICES—(0.8)%
Accenture PLC, Cl. A	(2,149)	(397,973)
Cognizant Technology Solutions Corp., Cl. A	(6,929)	(402,021)
Infosys Ltd.#	(42,368)	(391,057)
		(1,191,051)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—(26.8)% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—(1.2)%
Accelerate Diagnostics, Inc.	(97,395)	$(1,062,579)
Bruker Corp.	(7,759)	(305,084)
Waters Corp.	(2,480)	(463,760)
		(1,831,423)
MARKET INDICES—(3.8)%
iShares Russell 1000 ETF	(21,339)	(3,418,722)
iShares Russell Mid-Cap ETF	(32,856)	(1,621,115)
iShares Russell Mid-Cap Growth ETF	(6,610)	(929,895)
		(5,969,732)
MOVIES & ENTERTAINMENT—(0.2)%
Cinemark Holdings, Inc.	(26,542)	(379,020)

PACKAGED FOODS & MEATS—(1.2)%
Beyond Meat, Inc.	(9,407)	(931,199)
Campbell Soup Co.	(11,297)	(564,624)
General Mills, Inc.	(6,203)	(371,498)
		(1,867,321)
PAPER PACKAGING—(0.3)%
Packaging Corp. of America	(5,457)	(527,419)

PHARMACEUTICALS—(0.1)%
Bausch Health Cos., Inc.	(7,098)	(128,616)

PROPERTY & CASUALTY INSURANCE—(1.8)%
HCI Group, Inc.	(22,857)	(951,994)
Kinsale Capital Group, Inc.	(15,938)	(1,731,186)
Universal Insurance Holdings, Inc.	(3,543)	(64,589)
		(2,747,769)
REAL ESTATE SERVICES—(0.4)%
Redfin Corp.	(31,727)	(670,392)

REGIONAL BANKS—(1.4)%
Great Western Bancorp, Inc.	(46,289)	(870,233)
Southside Bancshares, Inc.	(42,190)	(1,282,998)
		(2,153,231)
RESEARCH & CONSULTING SERVICES—(0.1)%
FTI Consulting, Inc.	(1,873)	(238,545)

RESTAURANTS—(0.7)%
Aramark	(23,183)	(633,128)
Papa John's International, Inc.	(163)	(11,723)
Shake Shack, Inc., Cl. A	(8,138)	(443,602)
		(1,088,453)
SEMICONDUCTORS—(0.9)%
Broadcom, Inc.	(2,547)	(691,816)
Texas Instruments, Inc.	(5,974)	(693,402)
Xilinx, Inc.	(2,057)	(179,782)
		(1,565,000)
SOFT DRINKS—(0.2)%
Monster Beverage Corp.	(5,719)	(353,491)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—(26.8)% (CONT.)	SHARES	VALUE
SPECIALIZED CONSUMER SERVICES—(0.2)%
OneSpaWorld Holdings Ltd.	(48,905)	$(318,372)

SPECIALTY STORES—0.0%
Ulta Beauty, Inc.	(3)	(654)

SYSTEMS SOFTWARE—(0.4)%
Oracle Corp.	(6,922)	(366,658)
Teradata Corp.	(10,988)	(270,195)
		(636,853)
TOBACCO—(0.5)%
Philip Morris International, Inc.	(10,744)	(801,502)

TRADING COMPANIES & DISTRIBUTORS—(0.3)%
Fastenal Co.	(9,970)	(361,113)
WW Grainger, Inc.	(428)	(117,948)
		(479,061)
TRUCKING—(0.1)%
Landstar System, Inc.	(1,793)	(185,235)

TOTAL COMMON STOCKS (Proceeds $41,264,128)		$(42,711,457)

REAL ESTATE INVESTMENT TRUST—(0.5)%	SHARES	VALUE
RETAIL—(0.3)%
CBL & Associates Properties, Inc.	(13,748)	(3,973)
Pennsylvania Real Estate Investment Trust	(99,018)	(100,008)
RPT Realty	(27,682)	(188,791)
Seritage Growth Properties, Cl. A	(10,037)	(106,191)
Washington Prime Group, Inc.	(112,064)	(96,353)
		(495,316)
SPECIALIZED—(0.2)%
Iron Mountain, Inc.	(15,051)	(363,933)
TOTAL REAL ESTATE INVESTMENT TRUST (Proceeds $2,401,904)		$(859,249)
Total Securities Sold Short (Proceeds $43,666,032)		$(43,570,706)

# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—97.6%	SHARES	VALUE
ARGENTINA—0.6%
INTERNET & DIRECT MARKETING RETAIL—0.6%
MercadoLibre, Inc.* (Cost $91,991)	180	$105,032

BRAZIL—2.7%
EDUCATION SERVICES—2.7%
Afya Ltd., Cl. A*	11,299	245,640
Arco Platform Ltd., Cl. A*	4,177	209,769
(Cost $481,412)		455,409

CHILE—1.6%
OIL & GAS EXPLORATION & PRODUCTION—1.6%
Geopark Ltd. (Cost $208,241)	28,951	274,166

CHINA—47.0%
APPLICATION SOFTWARE—1.8%
Beijing Thunisoft Corp., Ltd., Cl. A	79,974	297,504

AUTOMOBILE MANUFACTURERS—2.3%
Geely Automobile Holdings Ltd.	252,000	391,999

CASINOS & GAMING—1.1%
Sands China Ltd.	46,000	186,234

CONSTRUCTION MACHINERY & HEAVY TRUCKS—3.5%
Sany Heavy Industry Co., Ltd., Cl. A	214,997	588,114

DISTILLERS & VINTNERS—1.6%
Wuliangye Yibin Co., Ltd., Cl. A	14,000	265,388

EDUCATION SERVICES—1.7%
New Oriental Education & Technology Group, Inc.#,*	2,300	293,618

ELECTRONIC COMPONENTS—1.2%
Sunny Optical Technology Group Co., Ltd.	14,100	196,354

GAS UTILITIES—1.7%
ENN Energy Holdings Ltd.	24,600	277,308

HEALTHCARE EQUIPMENT—2.4%
Lepu Medical Technology Beijing Co., Ltd., Cl. A	75,985	404,515

INTERACTIVE MEDIA & SERVICES—10.2%
58.com, Inc.#,*	3,500	181,825
Tencent Holdings Ltd.	29,007	1,524,911
		1,706,736
INTERNET & DIRECT MARKETING RETAIL—11.5%
Alibaba Group Holding Ltd.#,*	6,108	1,237,908
Meituan Dianping, Cl. B*	25,100	336,073
Vipshop Holdings Ltd.#,*	22,000	350,460
		1,924,441
LIFE & HEALTH INSURANCE—2.0%
Ping An Insurance Group Co., of China Ltd., Cl. H	32,532	331,061

LIFE SCIENCES TOOLS & SERVICES—1.4%
Wuxi Biologics Cayman, Inc.*	15,000	233,501

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—97.6% (CONT.)	SHARES	VALUE
CHINA—47.0% (CONT.)
PACKAGED FOODS & MEATS—4.6%
China Feihe Ltd.*,(a)	370,000	$770,072
TOTAL CHINA (Cost $6,637,849)		7,866,845

GREECE—3.8%
SPECIALTY STORES—3.8%
JUMBO SA (Cost $706,881)	40,500	633,735

INDIA—4.5%
CONSUMER FINANCE—3.0%
Manappuram Finance Ltd.	284,000	500,846

DIVERSIFIED BANKS—1.5%
HDFC Bank Ltd.#	6,000	260,100
TOTAL INDIA (Cost $843,673)		760,946

INDONESIA—4.0%
BROADCASTING—1.0%
Media Nusantara Citra Tbk PT	2,700,000	164,657

DIVERSIFIED BANKS—1.4%
Bank Rakyat Indonesia Persero Tbk PT	1,300,000	236,454

REGIONAL BANKS—1.6%
Bank Tabungan Pensiunan Nasional Syariah Tbk PT	1,834,161	268,535
TOTAL INDONESIA (Cost $826,024)		669,646

NEW ZEALAND—3.0%
PACKAGED FOODS & MEATS—3.0%
a2 Milk Co., Ltd.* (Cost $389,032)	43,000	507,201

RUSSIA—1.5%
APPAREL RETAIL—1.5%
Detsky Mir PJSC(a) (Cost $305,145)	208,579	246,020

SOUTH KOREA—21.1%
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.7%
Suprema, Inc.*	15,900	450,254

HEALTHCARE EQUIPMENT—1.1%
Ray Co., Ltd.*	5,800	183,471

INTERACTIVE MEDIA & SERVICES—2.3%
Kakao Corp.	2,570	389,533

PACKAGED FOODS & MEATS—3.5%
Orion Corp.	5,700	585,684

SEMICONDUCTOR EQUIPMENT—2.0%
Tokai Carbon Korea Co., Ltd.	5,500	327,023

SEMICONDUCTORS—2.4%
LEENO Industrial, Inc.	5,500	405,505

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—97.6% (CONT.)	SHARES	VALUE
SOUTH KOREA—21.1% (CONT.)
SYSTEMS SOFTWARE—1.6%
Douzone Bizon Co., Ltd.	3,700	$268,945

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.5%
Samsung Electronics Co., Ltd.	22,213	916,066
TOTAL SOUTH KOREA (Cost $3,306,835)		3,526,481

TAIWAN—2.5%
SEMICONDUCTORS—2.5%
Realtek Semiconductor Corp. (Cost $395,677)	50,000	427,369

TURKEY—2.1%
APPAREL ACCESSORIES & LUXURY GOODS—0.4%
Mavi Giyim Sanayi Ve Ticaret AS, Cl. B*,(a)	12,012	71,354

PACKAGED FOODS & MEATS—1.7%
Ulker Biskuvi Sanayi AS*	81,688	276,980
TOTAL TURKEY (Cost $443,100)		348,334

UNITED STATES—3.2%
IT CONSULTING & OTHER SERVICES—3.2%
EPAM Systems, Inc.* (Cost $473,828)	2,400	530,136
TOTAL COMMON STOCKS (Cost $15,109,688)		16,351,320
Total Investments (Cost $15,109,688)	97.6%	$16,351,320
Unaffiliated Securities (Cost $15,109,688)		16,351,320
Other Assets in Excess of Liabilities	2.4%	397,676
NET ASSETS	100.0%	$16,748,996

#	American Depositary Receipts.
(a)	Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities represent 6.5% of the net assets of the Fund.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—93.8%	SHARES	VALUE
AEROSPACE & DEFENSE—0.2%
Hexcel Corp.	4,284	$148,184

APPAREL ACCESSORIES & LUXURY GOODS—1.9%
Levi Strauss & Co., Cl. A	24,919	321,206
Lululemon Athletica, Inc.*	3,139	701,504
PVH Corp.	3,243	159,653
		1,182,363
APPLICATION SOFTWARE—9.8%
Adobe, Inc.*	6,511	2,302,550
Autodesk, Inc.*	4,433	829,547
Intuit, Inc.	594	160,267
salesforce.com, Inc.*	15,753	2,551,199
Workday, Inc., Cl. A*	1,906	293,333
		6,136,896
AUTO PARTS & EQUIPMENT—0.8%
Aptiv PLC	7,044	489,910

BIOTECHNOLOGY—3.1%
Sarepta Therapeutics, Inc.*	3,487	411,048
Vertex Pharmaceuticals, Inc.*	6,148	1,544,377
		1,955,425
BUILDING PRODUCTS—0.9%
Allegion PLC	5,588	561,818

COMMUNICATIONS EQUIPMENT—0.9%
Cisco Systems, Inc.	12,929	547,931

DATA PROCESSING & OUTSOURCED SERVICES—6.5%
PayPal Holdings, Inc.*	9,508	1,169,484
Visa, Inc., Cl. A	16,148	2,885,971
		4,055,455
DIVERSIFIED BANKS—0.9%
Citigroup, Inc.	4,521	219,540
JPMorgan Chase & Co.	3,626	347,226
		566,766
EDUCATION SERVICES—0.4%
Bright Horizons Family Solutions, Inc.*	2,367	275,637

ELECTRIC UTILITIES—0.5%
NextEra Energy, Inc.	1,477	341,364

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Rockwell Automation, Inc.	1,902	360,391

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
Cognex Corp.	5,696	314,647
Trimble, Inc.*	7,671	265,647
		580,294
ELECTRONIC MANUFACTURING SERVICES—0.5%
Flex Ltd.*	32,516	317,356

ENVIRONMENTAL & FACILITIES SERVICES—0.4%
Tetra Tech, Inc.	3,729	280,719

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—93.8% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—2.2%
Intercontinental Exchange, Inc.	3,430	$306,814
S&P Global, Inc.	3,557	1,041,774
		1,348,588
FOOD DISTRIBUTORS—0.2%
Sysco Corp.	2,677	150,635

FOOD RETAIL—0.6%
The Kroger Co.	11,850	374,579

FOOTWEAR—1.3%
NIKE, Inc., Cl. B	9,691	844,861

HEALTHCARE EQUIPMENT—0.6%
Edwards Lifesciences Corp.*	1,585	344,738

HEALTHCARE SERVICES—1.3%
Cigna Corp.	4,158	814,053

HOME IMPROVEMENT RETAIL—2.7%
The Home Depot, Inc.	7,586	1,667,630

HOUSEHOLD PRODUCTS—1.9%
The Procter & Gamble Co.	10,255	1,208,757

INDUSTRIAL CONGLOMERATES—1.4%
Honeywell International, Inc.	6,123	868,854

INDUSTRIAL GASES—1.5%
Air Products & Chemicals, Inc.	4,187	944,503

INDUSTRIAL MACHINERY—1.0%
Woodward, Inc.	4,027	243,875
Xylem, Inc.	5,737	412,490
		656,365
INTERACTIVE HOME ENTERTAINMENT—0.7%
Electronic Arts, Inc.*	3,981	454,869

INTERACTIVE MEDIA & SERVICES—7.5%
Alphabet, Inc., Cl. A*	1,240	1,669,908
Alphabet, Inc., Cl. C*	927	1,250,208
Facebook, Inc., Cl. A*	8,550	1,750,270
		4,670,386
INTERNET & DIRECT MARKETING RETAIL—9.7%
Amazon.com, Inc.*	2,267	5,608,558
Etsy, Inc.*	7,229	468,945
		6,077,503
INVESTMENT BANKING & BROKERAGE—1.0%
Morgan Stanley	15,491	610,810

IT CONSULTING & OTHER SERVICES—0.8%
Accenture PLC, Cl. A	2,605	482,420

LEISURE FACILITIES—0.4%
Vail Resorts, Inc.	1,567	267,957

LIFE SCIENCES TOOLS & SERVICES—1.0%
Agilent Technologies, Inc.	4,610	353,402

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—93.8% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—1.0% (CONT.)
Illumina, Inc.*	886	$282,661
		636,063
MANAGED HEALTHCARE—1.2%
Humana, Inc.	1,990	759,822

METAL & GLASS CONTAINERS—0.8%
Ball Corp.	8,031	526,753

MOVIES & ENTERTAINMENT—1.5%
Live Nation Entertainment, Inc.*	7,667	344,018
The Walt Disney Co.	5,406	584,659
		928,677
PHARMACEUTICALS—3.3%
Bristol-Myers Squibb Co.	9,637	586,026
Merck & Co., Inc.	10,929	867,106
Zoetis, Inc., Cl. A	4,902	633,878
		2,087,010
PROPERTY & CASUALTY INSURANCE—1.1%
The Progressive Corp.	8,642	668,027

SEMICONDUCTOR EQUIPMENT—2.5%
ASML Holding NV	1,580	455,719
Lam Research Corp.	4,234	1,080,856
		1,536,575
SEMICONDUCTORS—1.8%
NVIDIA Corp.	2,831	827,444
Taiwan Semiconductor Manufacturing Co., Ltd.#	6,081	323,084
		1,150,528
SOFT DRINKS—1.4%
PepsiCo, Inc.	6,849	906,054

SYSTEMS SOFTWARE—10.2%
Microsoft Corp.	35,163	6,301,561

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.9%
Apple, Inc.	12,621	3,708,050
TOTAL COMMON STOCKS (Cost $29,323,649)		58,797,137

REAL ESTATE INVESTMENT TRUST—3.4%	SHARES	VALUE
INDUSTRIAL—1.0%
Prologis, Inc.	7,288	650,308

SPECIALIZED—2.4%
Equinix, Inc.	1,564	1,056,013
SBA Communications Corp., Cl. A	1,356	393,132
		1,449,145
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,467,994)		2,099,453

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—3.4% (CONT.)	SHARES	VALUE
Total Investments (Cost $30,791,643)	97.2%	$60,896,590
Unaffiliated Securities (Cost $30,791,643)		60,896,590
Other Assets in Excess of Liabilities	2.8%	1,732,384
NET ASSETS	100.0%	$62,628,974

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2020 (Unaudited)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$6,260,629,224	$128,002,476
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,300,489	32,720
Cash and cash equivalents	4,902,601	27,860,375
Collateral held for short sales	101,633,337	51,920,469
Receivable for investment securities sold	43,700,667	2,024,834
Receivable for shares of beneficial interest sold	6,815,782	830,611
Dividends and interest receivable	1,216,841	46,713
Receivable from Investment Manager	2,614	228,841
Prepaid expenses	324,597	64,434
Total Assets	6,421,526,152	211,011,473

LIABILITIES:
Securities sold short, at value ‡	287,759,515	43,570,706
Interest payable	256,955	47,267
Payable for investment securities purchased	72,418,872	7,335,573
Payable for shares of beneficial interest redeemed	8,208,178	188,377
Due to broker	71,139,312	—
Accrued investment advisory fees	3,533,556	140,215
Accrued transfer agent fees	976,260	16,827
Accrued distribution fees	846,888	13,876
Accrued administrative fees	125,222	3,213
Accrued shareholder administrative fees	54,725	1,422
Accrued professional fees	30,199	27,209
Accrued trustee fees	16,943	345
Dividends payable	25,985	19,979
Accrued other expenses	525,272	34,712
Total Liabilities	445,917,882	51,399,721
NET ASSETS	$5,975,608,270	$159,611,752

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,696,705,833	134,395,528
Distributable earnings	2,278,902,437	25,216,224
NET ASSETS	$5,975,608,270	$159,611,752

* Identified cost	$4,211,918,235	(a)	$107,874,491	(b)
** Identified cost	$13,104,054	(a)	$186,381	(b)
‡ Proceeds received on short sales	$289,380,344		$43,666,032

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund
NET ASSETS BY CLASS:
Class A	$1,217,540,981	$44,193,308
Class C	$643,496,949	$7,117,687
Class I	$654,231,857	$—
Class Y	$52,629,167	$—
Class Z	$3,407,709,316	$108,300,757

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	54,350,396	2,940,709
Class C	32,407,724	515,464
Class I	28,848,637	—
Class Y	2,264,265	—
Class Z	146,745,647	6,992,080

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$22.40	$15.03
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$23.64	$15.86
Class C — Net Asset Value Per Share Class C	$19.86	$13.81
Class I — Net Asset Value Per Share Class I	$22.68	$—
Class Y — Net Asset Value Per Share Class Y	$23.24	$—
Class Z — Net Asset Value Per Share Class Z	$23.22	$15.49

See Notes to Financial Statements.

(a)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,998,848,649, amounted to $1,976,321,549 which consisted of aggregate gross unrealized appreciation of $2,164,450,163 and aggregate gross unrealized depreciation of $188,128,614.
(b)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $66,078,441, amounted to $18,386,049 which consisted of aggregate gross unrealized appreciation of $25,938,374 and aggregate gross unrealized depreciation of $7,552,325.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$16,351,320	$60,896,590
Cash and cash equivalents	467,745	1,886,574
Foreign cash †	52,809	—
Receivable for investment securities sold	47,388	—
Receivable for shares of beneficial interest sold	82	49,342
Dividends and interest receivable	10,595	36,746
Receivable from Investment Manager	16,602	4,512
Prepaid expenses	108,923	86,360
Total Assets	17,055,464	62,960,124

LIABILITIES:
Payable for investment securities purchased	204,744	214,044
Payable for shares of beneficial interest redeemed	31,815	8,352
Accrued professional fees	20,463	17,865
Accrued investment advisory fees	9,973	34,072
Accrued transfer agent fees	5,719	19,840
Accrued distribution fees	2,754	11,924
Accrued administrative fees	366	1,320
Accrued shareholder administrative fees	159	662
Accrued trustee fees	67	168
Accrued other expenses	30,408	22,903
Total Liabilities	306,468	331,150
NET ASSETS	$16,748,996	$62,628,974

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	20,644,114	28,985,795
Distributable earnings (Distributions in excess of earnings)	(3,895,118)	33,643,179
NET ASSETS	$16,748,996	$62,628,974

* Identified cost	$15,109,688	(a)	$30,791,643	(b)
† Cost of foreign cash	$52,250		$—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund
NET ASSETS BY CLASS:
Class A	$2,661,672	$31,165,121
Class C	$2,321,056	$5,247,784
Class I	$1,965,771	$10,021,622
Class Y	$2,932	$—
Class Z	$9,797,565	$16,194,447

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	295,505	2,763,582
Class C	269,502	527,405
Class I	220,610	890,588
Class Y	309	—
Class Z	1,084,388	1,410,607

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$9.01	$11.28
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$9.51	$11.90
Class C — Net Asset Value Per Share Class C	$8.61	$9.95
Class I — Net Asset Value Per Share Class I	$8.91	$11.25
Class Y — Net Asset Value Per Share Class Y	$9.48	$—
Class Z — Net Asset Value Per Share Class Z	$9.04	$11.48

See Notes to Financial Statements.

(a)	At April 30, 2020, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $16,734,907, amounted to $383,587 which consisted of aggregate gross unrealized appreciation of $2,047,427 and aggregate gross unrealized depreciation of $2,431,014.

(b)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,865,448, amounted to $30,031,142 which consisted of aggregate gross unrealized appreciation of $31,303,247 and aggregate gross unrealized depreciation of $1,272,105.

THE ALGER FUNDS II

Statements of Operations for the six months ended April 30, 2020 (Unaudited)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$29,290,177	$770,374
Interest	149,883	46,447
Total Income	29,440,060	816,821

EXPENSES:
Investment advisory fees — Note 3(a)	23,024,420	749,253
Distribution fees — Note 3(c)
Class A	1,521,722	44,226
Class C	3,336,373	34,539
Class I	824,810	—
Shareholder administrative fees — Note 3(f)	363,988	7,618
Administration fees — Note 3(b)	832,525	17,170
Dividends on securities sold short	2,866,415	534,770
Custodian fees	144,559	37,296
Interest expenses	4,620,723	217,697
Transfer agent fees — Note 3(f)	1,042,114	19,900
Printing fees	181,925	6,814
Professional fees	104,648	24,354
Registration fees	88,446	27,764
Trustee fees — Note 3(g)	106,892	2,082
Other expenses	623,170	21,120
Total Expenses	39,682,730	1,744,603
Less, expense reimbursements/waivers — Note 3(a)	(13,787)	(604,886)
Net Expenses	39,668,943	1,139,717
NET INVESTMENT LOSS	(10,228,883)	(322,896)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments and purchased options	329,429,351	5,892,626
Net realized gain (loss) on foreign currency transactions	161,498	(1,045)
Net realized gain (loss) on short sales	(11,549,779)	1,532,079
Net change in unrealized appreciation on unaffiliated investments and purchased options	88,408,133	9,181,296
Net change in unrealized (depreciation) on affiliated investments	(786,244)	(11,183)
Net change in unrealized (depreciation) on foreign currency	(2,264)	—
Net change in unrealized (depreciation) on short sales	(6,449,294)	(918,567)
Net realized and unrealized gain on investments, purchased options and foreign currency	399,211,401	15,675,206
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$388,982,518	$15,352,310

* Foreign withholding taxes	$416,781	$6,700

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the six months ended April 30, 2020 (Unaudited) (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$83,251	$329,880
Interest	1,351	4,374
Total Income	84,602	334,254

EXPENSES:
Investment advisory fees — Note 3(a)	80,181	221,270
Distribution fees — Note 3(c)
Class A	4,529	38,568
Class C	12,986	26,731
Class I	3,224	12,753
Shareholder administrative fees — Note 3(f)	1,271	4,293
Administration fees — Note 3(b)	2,940	8,570
Custodian fees	36,242	26,504
Interest expenses	198	—
Transfer agent fees — Note 3(f)	5,654	19,795
Printing fees	—	1,840
Professional fees	20,139	18,619
Registration fees	33,286	30,591
Trustee fees — Note 3(g)	398	1,100
Other expenses	16,832	14,262
Total Expenses	217,880	424,896
Less, expense reimbursements/waivers — Note 3(a)	(80,079)	(15,654)
Net Expenses	137,801	409,242
NET INVESTMENT LOSS	(53,199)	(74,988)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	3,160,991	3,766,197
Net realized gain on forward foreign currency contracts	1,066	—
Net realized (loss) on foreign currency transactions	(8,618)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(3,747,841)	229,752
Net change in unrealized (depreciation) on foreign currency	(666)	—
Net realized and unrealized gain (loss) on investments, forward foreign currency contracts and foreign currency	(595,068)	3,995,949
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(648,267)	$3,920,961

* Foreign withholding taxes	$15,738	$1,787

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited)

	Alger Spectra Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment loss	$(10,228,883)	$(15,389,753)
Net realized gain on investments and foreign currency	318,041,070	411,088,761
Net change in unrealized appreciation on investments and foreign currency	81,170,331	428,335,103
Net increase in net assets resulting from operations	388,982,518	824,034,111

Dividends and distributions to shareholders:
Class A	(86,391,404)	(118,833,482)
Class C	(53,304,257)	(78,827,194)
Class I	(46,365,085)	(72,669,514)
Class Y	(3,233,744)	(9,454)
Class Z	(238,139,188)	(313,995,807)
Total dividends and distributions to shareholders	(427,433,678)	(584,335,451)

Increase (decrease) from shares of beneficial interest transactions:
Class A	2,993,306	(31,248,291)
Class C	(25,022,687)	(59,874,209)
Class I	14,088	(144,552,932)
Class Y	9,113,971	41,650,111
Class Z	(60,452,132)	87,428,210
Net decrease from shares of beneficial interest transactions — Note 6	(73,353,454)	(106,597,111)
Total increase (decrease)	(111,804,614)	133,101,549

Net Assets:
Beginning of period	6,087,412,884	5,954,311,335
END OF PERIOD	$5,975,608,270	$6,087,412,884

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment loss	$(322,896)	$(1,070,340)
Net realized gain on investments, options and foreign currency	7,423,660	4,124,847
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	8,251,546	(1,490,192)
Net increase in net assets resulting from operations	15,352,310	1,564,315

Dividends and distributions to shareholders:
Class A	(1,099,438)	(523,774)
Class C	(275,687)	(125,176)
Class Z	(2,800,411)	(1,153,503)
Total dividends and distributions to shareholders	(4,175,536)	(1,802,453)

Increase (decrease) from shares of beneficial interest transactions:
Class A	9,073,959	2,495,162
Class C	(444,448)	216,902
Class Z	15,539,529	16,379,981
Net increase from shares of beneficial interest transactions —Note 6	24,169,040	19,092,045
Total increase	35,345,814	18,853,907

Net Assets:
Beginning of period	124,265,938	105,412,031
END OF PERIOD	$159,611,752	$124,265,938

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Emerging Markets Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment income (loss)	$(53,199)	$165,750
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency	3,153,439	(1,265,393)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,748,507)	4,731,346
Net increase (decrease) in net assets resulting from operations	(648,267)	3,631,703

Dividends and distributions to shareholders:
Class A	(186,353)	(89,696)
Class C	(110,469)	(40,007)
Class I	(150,420)	(333,329)
Class Y	—	(123,498)
Class Z	(728,474)	(536,603)
Total dividends and distributions to shareholders	(1,175,716)	(1,123,133)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(925,884)	(920,313)
Class C	(254,149)	(536,601)
Class I	(455,718)	(12,029,866)
Class Y	—	(4,052,454)
Class Z	(3,244,560)	(6,838,696)
Net decrease from shares of beneficial interest transactions —Note 6	(4,880,311)	(24,377,930)
Total decrease	(6,704,294)	(21,869,360)

Net Assets:
Beginning of period	23,453,290	45,322,650
END OF PERIOD	$16,748,996	$23,453,290

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Responsible Investing Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment loss	$(74,988)	$(60,277)
Net realized gain on investments	3,766,197	4,598,479
Net change in unrealized appreciation on investments	229,752	3,556,599
Net increase in net assets resulting from operations	3,920,961	8,094,801

Dividends and distributions to shareholders:
Class A	(2,236,303)	(1,758,825)
Class C	(439,961)	(399,296)
Class I	(767,212)	(691,198)
Class Z	(1,159,920)	(793,174)
Total dividends and distributions to shareholders	(4,603,396)	(3,642,493)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,644,435	(1,959,360)
Class C	(3,754)	(1,106,433)
Class I	(83,352)	(2,735,234)
Class Z	484,459	1,311,745
Net increase (decrease) from shares of beneficial interest transactions — Note 6	2,041,788	(4,489,282)
Total increase (decrease)	1,359,353	(36,974)

Net Assets:
Beginning of period	61,269,621	61,306,595
END OF PERIOD	$62,628,974	$61,269,621

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	4/30/2020(i)		10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$22.51		$21.94		$21.41		$16.91		$18.45		$19.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)		(0.07)		(0.06)		(0.02)		(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments	1.56		2.84		1.85		4.86		(0.03)		1.74
Total from investment operations	1.51		2.77		1.79		4.84		(0.04)		1.70
Distributions from net realized gains	(1.62)		(2.20)		(1.26)		(0.34)		(1.50)		(2.38)
Net asset value, end of period	$22.40		$22.51		$21.94		$21.41		$16.91		$18.45
Total return(iii)	6.77%		14.82%		8.75%		29.19%		(0.36)%		9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,217,541		$1,222,285		$1,208,421		$1,662,441		$1,635,495		$2,243,901
Ratio of gross expenses to average net assets	1.41	%(iv)	1.31	%(v)	1.27	%(vi)	1.28	%(vii)	1.31	%(viii)	1.34	%(ix)
Ratio of net expenses to average net assets	1.41%		1.31%		1.27%		1.28%		1.31%		1.34%
Ratio of net investment loss to average net assets	(0.44)%		(0.35)%		(0.29)%		(0.13)%		(0.05)%		(0.24)%
Portfolio turnover rate	46.76%		86.54%		74.19%		80.08%		108.51%		143.64%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 4/30/20.
(v)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vi)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(vii)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(viii)	Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(ix)	Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	4/30/2020(i)		10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$20.20		$20.06		$19.82		$15.80		$17.46		$18.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)		(0.21)		(0.21)		(0.15)		(0.13)		(0.18)
Net realized and unrealized gain (loss) on investments	1.40		2.55		1.71		4.51		(0.03)		1.67
Total from investment operations	1.28		2.34		1.50		4.36		(0.16)		1.49
Distributions from net realized gains	(1.62)		(2.20)		(1.26)		(0.34)		(1.50)		(2.38)
Net asset value, end of period	$19.86		$20.20		$20.06		$19.82		$15.80		$17.46
Total return(iii)	6.39%		13.97%		7.95%		28.18%		(1.12)%		8.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$643,497		$681,792		$727,681		$765,136		$815,694		$899,108
Ratio of gross expenses to average net assets	2.17	%(iv)	2.07	%(v)	2.01	%(vi)	2.04	%(vii)	2.07	%(viii)	2.11	%(ix)
Ratio of net expenses to average net assets	2.17%		2.07%		2.01%		2.04%		2.07%		2.11%
Ratio of net investment loss to average net assets	(1.19)%		(1.10)%		(1.04)%		(0.89)%		(0.82)%		(1.01)%
Portfolio turnover rate	46.76%		86.54%		74.19%		80.08%		108.51%		143.64%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 4/30/20.
(v)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vi)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(vii)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(viii)	Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(ix)	Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	4/30/2020(i)		10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$22.77		$22.16		$21.61		$17.06		$18.60		$19.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)		(0.07)		(0.06)		(0.02)		(0.01)		(0.05)
Net realized and unrealized gain (loss) on investments	1.58		2.88		1.87		4.91		(0.03)		1.76
Total from investment operations	1.53		2.81		1.81		4.89		(0.04)		1.71
Distributions from net realized gains	(1.62)		(2.20)		(1.26)		(0.34)		(1.50)		(2.38)
Net asset value, end of period	$22.68		$22.77		$22.16		$21.61		$17.06		$18.60
Total return(iii)	6.78%		14.85%		8.76%		29.23%		(0.35)%		9.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$654,232		$656,990		$776,443		$791,060		$1,222,783		$1,251,395
Ratio of gross expenses to average net assets	1.40	%(iv)	1.30	%(v)	1.25	%(vi)	1.27	%(vii)	1.29	%(viii)	1.35	%(ix)
Ratio of net expenses to average net assets	1.40%		1.30%		1.25%		1.27%		1.29%		1.35%
Ratio of net investment loss to average net assets	(0.43)%		(0.33)%		(0.28)%		(0.09)%		(0.05)%		(0.25)%
Portfolio turnover rate	46.76%		86.54%		74.19%		80.08%		108.51%		143.64%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 4/30/20.
(v)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vi)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(vii)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(viii)	Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(ix)	Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Y
			From 12/3/2018
	Six months		(commencement
	ended		of operations) to
Alger Spectra Fund	4/30/2020(i)		10/31/2019(ii)
Net asset value, beginning of period	$23.26		$23.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.01)		(0.03)
Net realized and unrealized gain on investments	1.61		2.20
Total from investment operations	1.60		2.17
Distributions from net realized gains	(1.62)		(2.20)
Net asset value, end of period	$23.24		$23.26
Total return(iv)	6.95%		11.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$52,629		$43,750
Ratio of gross expenses to average net assets	1.10	%(v)	1.03	%(vi)
Ratio of expense reimbursements to average net assets	(0.06)%		(0.09)%
Ratio of net expenses to average net assets	1.04%		0.94%
Ratio of net investment loss to average net assets	(0.09)%		(0.14)%
Portfolio turnover rate	46.76%		86.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 4/30/20.
(vi)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Spectra Fund	4/30/2020(i)		10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$23.24		$22.51		$21.87		$17.21		$18.70		$19.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)		(0.01)		–	(iii)	0.03		0.04		0.01
Net realized and unrealized gain (loss) on investments	1.61		2.94		1.90		4.97		(0.03)		1.77
Total from investment operations	1.60		2.93		1.90		5.00		0.01		1.78
Distributions from net realized gains	(1.62)		(2.20)		(1.26)		(0.34)		(1.50)		(2.38)
Net asset value, end of period	$23.22		$23.24		$22.51		$21.87		$17.21		$18.70
Total return(iv)	6.95%		15.18%		9.09%		29.62%		(0.06)%		9.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,407,709		$3,482,596		$3,241,767		$2,646,438		$1,502,388		$1,193,803
Ratio of gross expenses to average net assets	1.09	%(v)	0.99	%(vi)	0.94	%(vii)	0.96	%(viii)	0.99	%(ix)	1.04	%(x)
Ratio of net expenses to average net assets	1.09%		0.99%		0.94%		0.96%		0.99%		1.04%
Ratio of net investment income (loss) to average net assets	(0.12)%		(0.03)%		0.02%		0.17%		0.26%		0.06%
Portfolio turnover rate	46.76%		86.54%		74.19%		80.08%		108.51%		143.64%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 4/30/20.
(vi)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vii)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.
(viii)	Includes 0.07% related to dividend expense on short positions and interest expense for the period ended 10/31/17.
(ix)	Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16.
(x)	Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	4/30/2020(i)		10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$13.91		$13.73		$14.10		$11.63		$12.48		$12.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)		(0.16)		(0.28)		(0.21)		(0.17)		(0.19)
Net realized and unrealized gain (loss) on investments	1.69		0.58		0.80		2.72		(0.34)		0.55
Total from investment operations	1.64		0.42		0.52		2.51		(0.51)		0.36
Distributions from net realized gains	(0.52)		(0.24)		(0.89)		(0.04)		(0.34)		(0.74)
Net asset value, end of period	$15.03		$13.91		$13.73		$14.10		$11.63		$12.48
Total return(iii)	12.13%		3.26%		3.99%		21.63%		(4.22)%		2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$44,193		$32,011		$29,620		$28,833		$30,031		$67,533
Ratio of gross expenses to average net assets	2.97	%(iv)	2.49	%(v)	2.63	%(vi)	2.51	%(vii)	2.38	%(viii)	2.20	%(ix)
Ratio of expense reimbursements to average net assets	(1.01)%		(0.32)%		–		–		–		–
Ratio of net expenses to average net assets	1.96%		2.17%		2.63%		2.51%		2.38%		2.20%
Ratio of net investment loss to average net assets	(0.69)%		(1.12)%		(2.02)%		(1.62)%		(1.43)%		(1.51)%
Portfolio turnover rate	158.68%		264.04%		181.92%		216.81%		146.73%		178.19%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)	Includes 1.21% related to dividend expense on short positions and interest expense for the period ended 4/30/20.

(v)	Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(vi)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vii)	Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(viii)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(ix)	Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	4/30/2020(i)		10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$12.87		$12.81		$13.32		$11.07		$11.98		$12.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)		(0.25)		(0.36)		(0.29)		(0.25)		(0.28)
Net realized and unrealized gain (loss) on investments	1.55		0.55		0.74		2.58		(0.32)		0.53
Total from investment operations	1.46		0.30		0.38		2.29		(0.57)		0.25
Distributions from net realized gains	(0.52)		(0.24)		(0.89)		(0.04)		(0.34)		(0.74)
Net asset value, end of period	$13.81		$12.87		$12.81		$13.32		$11.07		$11.98
Total return(iii)	11.69%		2.55%		3.12%		20.73%		(5.00)%		2.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,118		$7,071		$6,790		$6,472		$7,120		$10,136
Ratio of gross expenses to average net assets	3.69	%(iv)	3.25	%(v)	3.41	%(vi)	3.29	%(vii)	3.14	%(vii)	2.98	%(ix)
Ratio of expense reimbursements to average net assets	(0.98)%		(0.32)%		–		–		–		–
Ratio of net expenses to average net assets	2.71%		2.93%		3.41%		3.29%		3.14%		2.98%
Ratio of net investment loss to average net assets	(1.36)%		(1.88)%		(2.79)%		(2.42)%		(2.19)%		(2.28)%
Portfolio turnover rate	158.68%		264.04%		181.92%		216.81%		146.73%		178.19%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)	Includes 1.16% related to dividend expense on short positions and interest expense for the period ended 4/30/20.

(v)	Includes 0.60% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(vi)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vii)	Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(viii)	Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(ix)	Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
	Six months
	ended		Year ended		Year ended		Year ended		Year ended		Year ended
Alger Dynamic Opportunities Fund	4/30/2020(i)		10/31/2019		10/31/2018		10/31/2017		10/31/2016		10/31/2015
Net asset value, beginning of period	$14.30		$14.07		$14.39		$11.83		$12.64		$12.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)		(0.12)		(0.25)		(0.18)		(0.14)		(0.16)
Net realized and unrealized gain (loss) on investments	1.74		0.59		0.82		2.78		(0.33)		0.55
Total from investment operations	1.71		0.47		0.57		2.60		(0.47)		0.39
Distributions from net realized gains	(0.52)		(0.24)		(0.89)		(0.04)		(0.34)		(0.74)
Net asset value, end of period	$15.49		$14.30		$14.07		$14.39		$11.83		$12.64
Total return(iii)	12.29%		3.54%		4.27%		22.02%		(3.92)%		3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$108,301		$85,184		$69,002		$48,660		$44,947		$46,966
Ratio of gross expenses to average net assets	2.64	%(iv)	2.15	%(v)	2.33	%(vi)	2.21	%(vii)	2.07	%(viii)	1.93	%(ix)
Ratio of expense reimbursements to average net assets	(0.95)%		(0.29)%		–		–		–		–
Ratio of net expenses to average net assets	1.69%		1.86%		2.33%		2.21%		2.07%		1.93%
Ratio of net investment loss to average net assets	(0.37)%		(0.82)%		(1.72)%		(1.34)%		(1.13)%		(1.23)%
Portfolio turnover rate	158.68%		264.04%		181.92%		216.81%		146.73%		178.19%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

(iv)	Includes 1.22% related to dividend expense on short positions and interest expense for the period ended 4/30/20.

(v)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

(vi)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

(vii)	Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/17.

(viii)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16.

(ix)	Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$9.80	$8.77	$11.29	$9.09	$8.55	$9.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.04)	0.03	– (iii)	–	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.27)	1.18	(2.12)	2.20	0.56	(0.86)
Total from investment operations	(0.31)	1.21	(2.12)	2.20	0.55	(0.89)
Dividends from net investment income	(0.48)	(0.18)	(0.40)	–	(0.01)	–
Net asset value, end of period	$9.01	$9.80	$8.77	$11.29	$9.09	$8.55
Total return(iv)	(3.81)%	14.13%	(19.46)%	24.20%	6.41%	(9.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,662	$3,942	$4,397	$7,141	$5,931	$8,270
Ratio of gross expenses to average net assets	2.19%	2.22%	1.77%	2.05%	2.43%	2.71%
Ratio of expense reimbursements to average net assets	(0.67)%	(0.69)%	(0.21)%	(0.50)%	(0.83)%	(1.01)%
Ratio of net expenses to average net assets	1.52%	1.53%	1.56%	1.55%	1.60%	1.70%
Ratio of net investment income (loss) to average net assets	(0.73)%	0.35%	(0.01)%	0.05%	(0.10)%	(0.31)%
Portfolio turnover rate	118.07%	80.33%	105.23%	71.95%	65.84%	84.93%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Amount was less than $0.005 per share.

(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$9.35	$8.36	$10.80	$8.76	$8.30	$9.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.03)	(0.08)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.28)	1.13	(2.02)	2.10	0.52	(0.84)
Total from investment operations	(0.35)	1.10	(2.10)	2.04	0.46	(0.93)
Dividends from net investment income	(0.39)	(0.11)	(0.34)	–	–	–
Net asset value, end of period	$8.61	$9.35	$8.36	$10.80	$8.76	$8.30
Total return(iii)	(4.19)%	13.34%	(20.11)%	23.29%	5.54%	(10.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,321	$2,782	$2,973	$3,602	$2,849	$2,581
Ratio of gross expenses to average net assets	2.94%	2.98%	2.54%	2.82%	3.21%	3.51%
Ratio of expense reimbursements to average net assets	(0.65)%	(0.70)%	(0.23)%	(0.52)%	(0.86)%	(1.06)%
Ratio of net expenses to average net assets	2.29%	2.28%	2.31%	2.30%	2.35%	2.45%
Ratio of net investment loss to average net assets	(1.51)%	(0.35)%	(0.75)%	(0.68)%	(0.80)%	(1.01)%
Portfolio turnover rate	118.07%	80.33%	105.23%	71.95%	65.84%	84.93%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Emerging Markets Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$9.73	$8.72	$11.22	$9.04	$8.50	$9.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.03)	0.02	0.01	–	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.28)	1.19	(2.11)	2.18	0.55	(0.85)
Total from investment operations	(0.31)	1.21	(2.10)	2.18	0.54	(0.88)
Dividends from net investment income	(0.51)	(0.20)	(0.40)	–	–(iii)	–
Net asset value, end of period	$8.91	$9.73	$8.72	$11.22	$9.04	$8.50
Total return(iv)	(3.76)%	14.22%	(19.40)%	24.12%	6.39%	(9.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,966	$2,636	$14,516	$22,848	$14,006	$11,814
Ratio of gross expenses to average net assets	2.02%	2.07%	1.71%	1.96%	2.32%	2.64%
Ratio of expense reimbursements to average net assets	(0.57)%	(0.65)%	(0.24)%	(0.41)%	(0.72)%	(0.94)%
Ratio of net expenses to average net assets	1.45%	1.42%	1.47%	1.55%	1.60%	1.70%
Ratio of net investment income (loss) to average net assets	(0.63)%	0.17%	0.06%	0.03%	(0.06)%	(0.35)%
Portfolio turnover rate	118.07%	80.33%	105.23%	71.95%	65.84%	84.93%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Amount was less than $0.005 per share.

(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Y
					From 5/9/2016
	Six months				(commencement
	ended	Year ended	Year ended	Year ended	of operations) to
Alger Emerging Markets Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016(ii)
Net asset value, beginning of period	$9.83	$8.82	$11.31	$9.06	$7.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.01)	(0.01)	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	(0.34)	1.28	(2.13)	2.18	1.09
Total from investment operations	(0.35)	1.27	(2.07)	2.25	1.12
Dividends from net investment income	–	(0.26)	(0.42)	–	–
Net asset value, end of period	$9.48	$9.83	$8.82	$11.31	$9.06
Total return(iv)	(3.56)%	14.82%	(19.04)%	24.83%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3	$3	$4,202	$5,187	$114
Ratio of gross expenses to average net assets	2.94%	1.59%	1.43%	2.30%	4.86%
Ratio of expense reimbursements to average net assets	(1.99)%	(0.64)%	(0.46)%	(1.25)%	(3.81)%
Ratio of net expenses to average net assets	0.95%	0.95%	0.97%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.19)%	(0.13)%	0.54%	0.64%	0.73%
Portfolio turnover rate	118.07%	80.33%	105.23%	71.95%	65.84%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
Alger Emerging Markets Fund	Six months ended 4/30/2020(i)	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$9.87	$8.85	$11.36	$9.12	$8.56	$9.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.09	0.04	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments	(0.28)	1.18	(2.12)	2.20	0.56	(0.86)
Total from investment operations	(0.29)	1.27	(2.08)	2.24	0.58	(0.85)
Dividends from net investment income	(0.54)	(0.25)	(0.43)	–	(0.02)	–
Net asset value, end of period	$9.04	$9.87	$8.85	$11.36	$9.12	$8.56
Total return(iii)	(3.60)%	14.83%	(19.07)%	24.56%	6.78%	(9.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$9,798	$14,090	$19,236	$27,944	$17,568	$4,294
Ratio of gross expenses to average net assets	1.81%	1.85%	1.43%	1.71%	2.07%	2.55%
Ratio of expense reimbursements to average net assets	(0.83)%	(0.90)%	(0.39)%	(0.46)%	(0.82)%	(1.30)%
Ratio of net expenses to average net assets	0.98%	0.95%	1.04%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.19)%	0.95%	0.39%	0.38%	0.29%	0.20%
Portfolio turnover rate	118.07%	80.33%	105.23%	71.95%	65.84%	84.93%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
Alger Responsible Investing Fund	Six months ended 4/30/2020(i)	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$11.38	$10.60	$11.32	$9.14	$9.36	$9.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.01)	(0.02)	–	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.78	1.43	0.84	2.55	(0.10)	0.49
Total from investment operations	0.76	1.42	0.82	2.55	(0.09)	0.48
Distributions from net realized gains	(0.86)	(0.64)	(1.54)	(0.37)	(0.13)	(0.26)
Net asset value, end of period	$11.28	$11.38	$10.60	$11.32	$9.14	$9.36
Total return(iii)	6.70%	14.81%	8.05%	28.84%	(1.03)%	5.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$31,165	$29,932	$29,662	$33,828	$31,321	$34,213
Ratio of gross expenses to average net assets	1.39%	1.40%	1.41%	1.42%	1.31%	1.29%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.05)%	(0.06)%	(0.07)%	–	–
Ratio of net expenses to average net assets	1.34%	1.35%	1.35%	1.35%	1.31%	1.29%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.12)%	(0.16)%	(0.02)%	0.14%	(0.07)%
Portfolio turnover rate	7.91%	14.64%	20.20%	30.70%	19.84%	16.85%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
Alger Responsible Investing Fund	Six months ended 4/30/2020(i)	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$10.18	$9.62	$10.49	$8.56	$8.84	$8.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.09)	(0.09)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.68	1.29	0.76	2.38	(0.10)	0.46
Total from investment operations	0.63	1.20	0.67	2.30	(0.15)	0.39
Distributions from net realized gains	(0.86)	(0.64)	(1.54)	(0.37)	(0.13)	(0.26)
Net asset value, end of period	$9.95	$10.18	$9.62	$10.49	$8.56	$8.84
Total return(iii)	6.18%	13.97%	7.14%	27.83%	(1.77)%	4.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$5,248	$5,369	$6,124	$6,205	$5,581	$5,949
Ratio of gross expenses to average net assets	2.13%	2.16%	2.14%	2.19%	2.09%	2.07%
Ratio of net expenses to average net assets	2.13%	2.16%	2.14%	2.19%	2.09%	2.07%
Ratio of net investment loss to average net assets	(1.06)%	(0.92)%	(0.95)%	(0.86)%	(0.63)%	(0.85)%
Portfolio turnover rate	7.91%	14.64%	20.20%	30.70%	19.84%	16.85%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
Alger Responsible Investing Fund	Six months ended 4/30/2020(i)	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$11.36	$10.58	$11.31	$9.13	$9.35	$9.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.01)	(0.02)	0.01	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.77	1.43	0.83	2.54	(0.10)	0.50
Total from investment operations	0.75	1.42	0.81	2.55	(0.09)	0.49
Distributions from net realized gains	(0.86)	(0.64)	(1.54)	(0.37)	(0.13)	(0.26)
Net asset value, end of period	$11.25	$11.36	$10.58	$11.31	$9.13	$9.35
Total return(iii)	6.62%	14.83%	7.95%	28.88%	(1.03)%	5.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$10,022	$10,213	$12,258	$13,128	$28,461	$42,860
Ratio of gross expenses to average net assets	1.36%	1.39%	1.37%	1.37%	1.28%	1.27%
Ratio of expense reimbursements to average net assets	–	(0.02)%	(0.02)%	(0.02)%	–	–
Ratio of net expenses to average net assets	1.36%	1.37%	1.35%	1.35%	1.28%	1.27%
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.12)%	(0.17)%	0.08%	0.16%	(0.05)%
Portfolio turnover rate	7.91%	14.64%	20.20%	30.70%	19.84%	16.85%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
Alger Responsible Investing Fund	Six months ended 4/30/2020(i)	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	From 10/14/2016 (commencement of operations) to 10/31/2016(ii)
Net asset value, beginning of period	$11.55	$10.70	$11.37	$9.14	$9.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.01	0.03	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments	0.78	1.46	0.84	2.57	(0.07)
Total from investment operations	0.79	1.49	0.87	2.60	(0.06)
Distributions from net realized gains	(0.86)	(0.64)	(1.54)	(0.37)	–
Net asset value, end of period	$11.48	$11.55	$10.70	$11.37	$9.14
Total return(iv)	6.87%	15.34%	8.50%	29.41%	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$16,194	$15,755	$13,262	$9,050	$99
Ratio of gross expenses to average net assets	1.05%	1.12%	1.13%	1.31%	33.46%
Ratio of expense reimbursements to average net assets	(0.10)%	(0.18)%	(0.23)%	(0.41)%	(32.56)%
Ratio of net expenses to average net assets	0.95%	0.94%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	0.12%	0.29%	0.27%	0.32%	2.38%
Portfolio turnover rate	7.91%	14.64%	20.20%	30.70%	19.84%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series—Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms, Class I shares, Class Y shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a)     Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b)    Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)    Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)    Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)    Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Net dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. Net dividends received on securities sold short are disclosed as income on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f)    Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may also purchase put and call options. Such Funds pay a premium which is included in each Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g)    Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(h)    Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the tax returns for Alger Spectra Fund, Alger Responsible Investing Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund remains open for the tax years 2016-2019. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i)    Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(j)     Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

(k)    Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. This standard was adopted by the Fund, resulting in new disclosures for the total gain or loss attributable to fair value changes in level 3 securities, and the elimination of the disclosure of the reasons for and amounts of transfers between Level 1 and Level 2, and the Fund’s valuation processes.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)     Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2020, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra Fund(a)	0.90%	0.75%	0.65%	0.55%	0.45%	0.76%
Alger Dynamic Opportunities Fund(b)	1.20	1.00	–	–	–	1.20
Alger Emerging Markets Fund(c)	0.75	–	–	–	–	0.75
Alger Responsible Investing Fund(b)	0.71	0.65	–	–	–	0.71

(a)    Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.

(b)    Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c)    Tier 1 rate is paid on all assets.

The sub-advisor to the Alger Dynamic Opportunities Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of the management fee that Alger Management receives at no additional cost to the Alger Dynamic Opportunities Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Dynamic Opportunities Fund to Alger Management with respect to the sub-advised assets. For the six months ended April 30, 2020, Alger Management paid a sub-advisory fee of $75,087 to Weatherbie.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management has agreed to limit the expenses of certain share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, and, for all Funds other than Alger Dynamic Opportunities Fund, dividend expense on short sales and net borrowing costs) exceed the rates, based on average daily net assets, listed below:

						FEES WAIVED
						/ REIMBURSED
						FOR SIX MONTHS
	CLASS					ENDED
	A	C	I	Y	Z	APRIL 30, 2020
Alger Spectra Fund	–	–	–	0.79%	–	$13,787
Alger Dynamic Opportunities Fund	2.00%	2.75%	–	–	1.75%	604,886
Alger Emerging Markets Fund	1.55	2.30	1.45%	0.95	0.99	80,079
Alger Responsible Investing Fund	1.35	–	–	–	0.95	15,654

Alger Management may, during the first year of the two-year term of the expense limitation contract, recoup any fees waived or expenses reimbursed pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account. For the period ended February 28, 2020, when the recoupment provision ended, the recoupments made by the Alger Responsible Investing Fund to the Investment Manager were $3,487.

(b)     Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c)     Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company, LLC, the distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the share class and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d)     Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of a Fund. Effective July 24, 2020, Alger LLC will not collect any sales charges on assets held by direct shareholders. For the six months ended April 30, 2020, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Spectra Fund	$–	$24,334
Alger Dynamic Opportunities Fund	–	5,688
Alger Emerging Markets Fund	–	49
Alger Responsible Investing Fund	–	3

(e)     Brokerage Commissions: During the six months ended April 30, 2020, Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund paid Alger LLC, an affiliate of Alger Management, $484,209, $28,965, $470 and $1,351, respectively, in connection with securities transactions.

(f)      Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of the Fund’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I shares, Class Y shares and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2020, Alger Management charged back to Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund, $661,984, $11,633, $2,979 and $11,937, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g)     Trustee Fees: For 2019, each trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) received a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees received additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

On December 17, 2019, the Board of Trustees approved the following changes in Trustee compensation. Effective January 1, 2020, each Independent Trustee receives a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h)     Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the six months ended April 30, 2020.

(i)      Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2020.

During the six months ended April 30, 2020, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund incurred interfund loan interest expense of $442 and $103, respectively, and Alger Spectra Fund earned interfund loan interest income of $5,050, which is included in interest in the accompanying Statements of Operations.

(j)      Other Transactions with Affiliates: Certain officers of the Trust are directors and/or officers of Alger Management and the Distributor. At April 30, 2020, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z
Alger Spectra Fund	1,808,788	–	18,848	4,791	120,366
Alger Dynamic Opportunities Fund	–	119	–	–	2,083,750
Alger Responsible Investing Fund	–	–	–	–	231,211

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities, purchased options and short sales, for the six months ended April 30, 2020:

	PURCHASES	SALES
Alger Spectra Fund	$3,005,242,157	$3,683,342,331
Alger Dynamic Opportunities Fund	179,232,574	168,642,917
Alger Emerging Markets Fund	24,263,817	30,207,976
Alger Responsible Investing Fund	4,813,710	7,779,493

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2020, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$122,474	3.74%
Alger Dynamic Opportunities Fund	134,486	2.94
Alger Emerging Markets Fund	15,815	2.55
Alger Responsible Investing Fund	33	3.85

The highest amount borrowed by each Fund from the Custodian and other funds during the six months ended April 30, 2020 was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$5,644,566
Alger Dynamic Opportunities Fund	2,637,575
Alger Emerging Markets Fund	588,065
Alger Responsible Investing Fund	6,083

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	4,429,112	$96,510,790	8,354,831	$176,939,509
Shares converted from Class C	38,525	853,453	36,602	807,527
Dividends reinvested	3,352,811	74,298,292	5,617,288	103,866,208
Shares redeemed	(7,766,729)	(168,669,229)	(14,790,881)	(312,861,535)
Net increase (decrease)	53,719	$2,993,306	(782,160)	$(31,248,291)
Class C:
Shares sold	1,587,854	$30,918,018	3,038,912	$55,893,550
Shares converted to Class A	(43,267)	(853,453)	(40,733)	(807,527)
Dividends reinvested	2,276,639	44,827,011	4,036,584	67,410,961
Shares redeemed	(5,167,075)	(99,914,263)	(9,552,289)	(182,371,193)
Net decrease	(1,345,849)	$(25,022,687)	(2,517,526)	$(59,874,209)
Class I:
Shares sold	2,960,926	$64,617,837	6,416,261	$136,148,149
Dividends reinvested	2,005,734	44,988,618	3,768,083	70,463,710
Shares redeemed	(4,973,403)	(109,592,367)	(16,366,876)	(351,164,791)
Net increase (decrease)	(6,743)	$14,088	(6,182,532)	$(144,552,932)
Class Y:
Shares sold	399,841	$9,471,156	1,954,050	$43,308,884
Dividends reinvested	140,505	3,226,000	497	9,454
Shares redeemed	(157,201)	(3,583,185)	(73,427)	(1,668,227)
Net increase	383,145	$9,113,971	1,881,120	$41,650,111
Class Z:
Shares sold	14,879,876	$335,568,827	31,887,114	$686,529,786
Dividends reinvested	8,953,292	205,388,527	14,049,011	267,491,320
Shares redeemed	(26,912,180)	(601,409,486)	(40,117,716)	(866,592,896)
Net increase (decrease)	(3,079,012)	$(60,452,132)	5,818,409	$87,428,210

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	987,160	$13,970,254	1,028,446	$14,657,547
Shares converted from Class C	—	—	756	11,315
Dividends reinvested	79,652	1,088,046	40,161	506,834
Shares redeemed	(427,676)	(5,984,341)	(925,365)	(12,680,534)
Net increase	639,136	$9,073,959	143,998	$2,495,162
Class C:
Shares sold	52,197	$668,404	130,117	$1,670,964
Shares converted to Class A	—	—	(817)	(11,315)
Dividends reinvested	21,810	274,591	10,612	124,689
Shares redeemed	(108,022)	(1,387,443)	(120,311)	(1,567,436)
Net increase (decrease)	(34,015)	$(444,448)	19,601	$216,902
Class Z:
Shares sold	2,464,915	$36,091,416	2,577,784	$38,215,392
Dividends reinvested	172,664	2,429,386	89,096	1,152,905
Shares redeemed	(1,601,206)	(22,981,273)	(1,615,532)	(22,988,316)
Net increase	1,036,373	$15,539,529	1,051,348	$16,379,981

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class A:
Shares sold	23,108	$231,406	103,782	$960,932
Shares converted from Class C	—	—	493	4,508
Dividends reinvested	18,173	182,825	9,118	78,231
Shares redeemed	(148,059)	(1,340,115)	(212,593)	(1,963,984)
Net decrease	(106,778)	$(925,884)	(99,200)	$(920,313)
Class C:
Shares sold	3,743	$35,782	27,151	$233,904
Shares converted to Class A	—	—	(516)	(4,508)
Dividends reinvested	11,207	108,145	4,775	39,348
Shares redeemed	(42,989)	(398,076)	(89,292)	(805,345)
Net decrease	(28,039)	$(254,149)	(57,882)	$(536,601)
Class I:
Shares sold	39,890	$395,656	94,425	$871,609
Dividends reinvested	14,926	148,512	13,314	113,436
Shares redeemed	(105,059)	(999,886)	(1,501,495)	(13,014,911)
Net decrease	(50,243)	$(455,718)	(1,393,756)	$(12,029,866)
Class Y:
Dividends reinvested	—	$—	14,410	$123,498
Shares redeemed	—	—	(490,377)	(4,175,952)
Net decrease	—	$—	(475,967)	$(4,052,454)
Class Z:
Shares sold	83,348	$805,364	569,306	$5,237,886
Dividends reinvested	72,341	728,474	62,396	536,603
Shares redeemed	(498,770)	(4,778,398)	(1,377,351)	(12,613,185)
Net decrease	(343,081)	$(3,244,560)	(745,649)	$(6,838,696)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Responsible Investing Fund
Class A:
Shares sold	251,175	$2,832,023	369,123	$3,861,771
Shares converted from Class C	1,268	15,028	7,689	82,286
Dividends reinvested	184,700	2,070,483	172,302	1,597,239
Shares redeemed	(303,242)	(3,273,099)	(718,297)	(7,500,656)
Net increase (decrease)	133,901	$1,644,435	(169,183)	$(1,959,360)
Class C:
Shares sold	26,834	$270,159	33,065	$300,754
Shares converted to Class A	(1,434)	(15,028)	(8,580)	(82,286)
Dividends reinvested	39,555	392,389	43,504	363,255
Shares redeemed	(65,131)	(651,274)	(176,982)	(1,688,156)
Net decrease	(176)	$(3,754)	(108,993)	$(1,106,433)
Class I:
Shares sold	77,742	$807,178	67,759	$747,234
Dividends reinvested	67,189	751,841	73,892	684,239
Shares redeemed	(153,348)	(1,642,371)	(401,249)	(4,166,707)
Net decrease	(8,417)	$(83,352)	(259,598)	$(2,735,234)
Class Z:
Shares sold	150,869	$1,663,561	237,255	$2,569,019
Dividends reinvested	83,450	951,326	83,776	785,821
Shares redeemed	(187,647)	(2,130,428)	(196,290)	(2,043,095)
Net increase	46,672	$484,459	124,741	$1,311,745

NOTE 7 — Income Tax Information:

At October 31, 2019, Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards of $6,611,718.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2020 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Spectra Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$757,734,781	$757,734,781	$—	$—
Consumer Discretionary	1,142,950,013	1,123,262,742	5,829,797	13,857,474
Consumer Staples	51,433,669	51,433,669	—	—
Financials	249,494,515	249,494,515	—	—
Healthcare	873,908,411	856,304,189	17,604,222	—
Industrials	393,106,452	393,106,452	—	—
Information Technology	2,494,719,153	2,492,716,474	—	2,002,679
Materials	207,715,741	207,715,741	—	—
TOTAL COMMON STOCKS	$6,171,062,735	$6,131,768,563	$23,434,019	$15,860,153
PREFERRED STOCKS
Healthcare	2,300,489	—	—	2,300,489
Information Technology	9,231,625	—	—	9,231,625
TOTAL PREFERRED STOCKS	$11,532,114	$—	$—	$11,532,114
REAL ESTATE INVESTMENT TRUST
Real Estate	80,334,864	80,334,864	—	—
TOTAL INVESTMENTS IN SECURITIES	$6,262,929,713	$6,212,103,427	$23,434,019	$27,392,267
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	23,129,231	23,129,231	—	—
Consumer Staples	8,825,451	8,825,451	—	—
Exchange Traded Funds	32,188,795	32,188,795	—	—
Financials	23,002,826	23,002,826	—	—
Healthcare	41,281,454	41,281,454	—	—
Industrials	53,858,637	46,190,719	7,667,918	—
Information Technology	78,645,387	78,645,387	—	—
Market Indices	6,296,058	6,296,058	—	—
Materials	20,531,676	20,531,676	—	—
TOTAL COMMON STOCKS	$287,759,515	$280,091,597	$7,667,918	$—

Alger Dynamic Opportunities Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$6,773,365	$6,773,365	$—	$—
Consumer Discretionary	24,847,983	24,847,983	—	—
Consumer Staples	1,635,529	1,635,529	—	—
Energy	81,321	81,321	—	—
Financials	5,944,539	5,944,539	—	—
Healthcare	29,120,520	28,805,454	—	315,066
Industrials	13,910,388	13,910,388	—	—
Information Technology	33,492,682	33,454,697	—	37,985
Materials	778,589	778,589	—	—
Real Estate	4,574,368	4,574,368	—	—
TOTAL COMMON STOCKS	$121,159,284	$120,806,233	$—	$353,051
PREFERRED STOCKS
Healthcare	32,720	—	—	32,720
Information Technology	154,911	—	—	154,911
TOTAL PREFERRED STOCKS	$187,631	$—	$—	$187,631

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
RIGHTS
Healthcare	$390,935	*	$—	$—	$390,935	*
REAL ESTATE INVESTMENT TRUST
Real Estate	6,279,836		6,279,836	—	—
PURCHASED OPTIONS
Information Technology	17,510		14,700	2,810	—
TOTAL INVESTMENTS IN SECURITIES	$128,035,196		$127,100,766	$2,810	$931,620
SECURITIES SOLD SHORT
COMMON STOCKS
Communication Services	1,668,778		1,668,778	—	—
Consumer Discretionary	8,980,421		8,388,707	591,714	—
Consumer Staples	3,022,314		3,022,314	—	—
Financials	6,639,649		6,639,649	—	—
Healthcare	4,797,654		4,797,654	—	—
Industrials	3,140,906		3,140,906	—	—
Information Technology	7,294,192		7,294,192	—	—
Market Indices	5,969,732		5,969,732	—	—
Materials	527,419		527,419	—	—
Real Estate	670,392		670,392	—	—
TOTAL COMMON STOCKS	$42,711,457		$42,119,743	$591,714	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	859,249		859,249	—	—
TOTAL SECURITIES SOLD SHORT	$43,570,706		$42,978,992	$591,714	$—

Alger Emerging Markets Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$2,260,926	$181,825	$2,079,101	$—
Consumer Discretionary	4,307,842	2,442,427	1,865,415	—
Consumer Staples	2,405,325	276,980	2,128,345	—
Energy	274,166	274,166	—	—
Financials	1,596,996	260,100	1,336,896	—
Healthcare	821,487	—	821,487	—
Industrials	588,114	—	588,114	—
Information Technology	3,819,156	530,136	3,289,020	—
Utilities	277,308	—	277,308	—
TOTAL COMMON STOCKS	$16,351,320	$3,965,634	$12,385,686	$—
TOTAL INVESTMENTS IN SECURITIES	$16,351,320	$3,965,634	$12,385,686	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Responsible Investing Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$6,053,932	$6,053,932	$—	$—
Consumer Discretionary	10,805,861	10,805,861	—	—
Consumer Staples	2,640,025	2,640,025	—	—
Financials	3,194,191	3,194,191	—	—
Healthcare	6,597,111	6,597,111	—	—
Industrials	2,876,331	2,876,331	—	—
Information Technology	24,817,066	24,817,066	—	—
Materials	1,471,256	1,471,256	—	—
Utilities	341,364	341,364	—	—
TOTAL COMMON STOCKS	$58,797,137	$58,797,137	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	2,099,453	2,099,453	—	—
TOTAL INVESTMENTS IN SECURITIES	$60,896,590	$60,896,590	$—	$—

*Alger Dynamic Opportunities Fund’s holdings of Adolor Corp.’s rights are classified as a Level 3 investment and fair valued at zero as of April 30, 2020.

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2019	$13,955,887
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,904,266
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	15,860,153
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020**	$1,904,266

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2019	$12,318,358
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(786,244)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	11,532,114
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020**	$(786,244)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2019	$37,985
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	315,066
Sales	—
Closing balance at April 30, 2020	353,051
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020**	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2019	$198,814
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(11,183)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	187,631
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020**	$(11,183)

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2019	$407,329	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(16,394)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	390,935	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020**	$(16,394)

*Includes securities that are fair valued at zero.

** Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about each Funds’ Level 3 fair value measurements of the Funds’ investments as of April 30, 2020. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Funds’ fair value measurements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value
	April 30,	Valuation	Unobservable		Weighted
	2020	Methodology	Input	Input/Range	Average Inputs
Alger Spectra Fund
Common Stocks	$2,002,679	Market Approach	Transaction Price	N/A	N/A
Common Stocks	13,857,474	Income Approach	Discount Rate	2.40%-11.30%	N/A
Preferred Stocks	2,300,489	Income Approach	Discount Rate	55.00%-60.00%	N/A
Preferred Stocks	9,231,625	Market Approach	Transaction Price	N/A	N/A

Alger Dynamic Opportunities Fund
Common Stocks	$353,051	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	154,911	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	32,720	Income Approach	Discount Rate	55.00%-60.00%	N/A
Rights	390,935	Income Approach	Discount Rate	4.24%-5.10%	N/A
			Probability of Success	0.00%	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of April 30, 2020, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents:
Alger Spectra Fund	$4,902,601	$—	$4,902,601	$—
Collateral held for short sales(a)	101,633,337	101,633,337	—	—
Due to broker(b)	(71,139,312)	(71,139,312)	—	—
Alger Dynamic Opportunities Fund	27,860,375	—	27,860,375	—
Collateral held for short sales(a)	51,920,469	51,920,469	—	—
Alger Emerging Markets Fund	520,554	52,809	467,745	—
Alger Responsible Investing Fund	1,886,574	—	1,886,574	—

(a) The collateral held for short sales balance represents restricted cash held at prime brokers as of April 30, 2020.

(b) The due to broker balance represents a margin payable related to short sales due to prime brokers as of April 30, 2020.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—Certain Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, these Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2020, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statement of Assets and Liabilities are exchange traded and not subject to offsetting.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Forward foreign currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, the Funds may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Funds could be exposed to foreign currency fluctuation.

	ASSET DERIVATIVES 2019		LIABILITY DERIVATIVES 2019
Alger Dynamic Opportunities Fund Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$17,510	—	$—
Total		$17,510		$—

For the six months ended April 30, 2020, Alger Dynamic Opportunities Fund had option purchases of $265,652 and option sales of $382,575. The average volume of contracts for purchased options for the six months ended April 30, 2020 was $62,501 based on market value. The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2020 was as follows:

NET REALIZED (LOSS) ON OPTIONS

Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(156,763)
Total	$(156,763)

NET CHANGE IN UNREALIZED DEPRECIATION ON OPTIONS

Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$144,990
Total	$144,990

NOTE 10 — Principal Risks:

Alger Spectra Fund - Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund - Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Cash positions may underperform relative to equity and fixed-income securities. Options and Short sales could increase market exposure, magnifying losses and increasing volatility. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund - Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Foreign, Emerging Markets, and Frontier Markets

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Responsible Investing Fund - Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2020. Purchase and sale transactions, interest income and dividend income earned during the period were as follows:

							Net Increase
	Shares/ Par at			Shares/ Par at	Dividend/		(Decrease) in	Value at
Security	October 31, 2019	Purchases/ Conversion	Sales/ Conversion	April 30, 2020	Interest Income	Realized Gain (Loss)	Unrealized App(Dep)	April 30, 2020
Alger Spectra Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	2,912,012	—	—	2,912,012	—	—	$(786,244)	$2,300,489
Total					—	—	$(786,244)	$2,300,489

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

							Net Increase
	Shares/ Par at			Shares/ Par at	Dividend/		(Decrease) in	Value at
Security	October 31, 2019	Purchases/ Conversion	Sales/ Conversion	April 30, 2020	Interest Income	Realized Gain (Loss)	Unrealized App(Dep)	April 30, 2020
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	41,418	—	—	41,418	—	—	$(11,183)	$32,720
Total					—	—	$(11,183)	$32,720

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2020, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure other than the liquidation of the Alger Emerging Markets Fund Class Y shares effective June 1, 2020.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2019 and ending April 30, 2020.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2019	April 30, 2020	April 30, 2020(a)	April 30, 2020(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,011.50	$7.05	1.41%
	Hypothetical(c)	1,000.00	1,017.85	7.07	1.41
Class C	Actual	1,000.00	1,054.10	11.08	2.17
	Hypothetical(c)	1,000.00	1,014.07	10.87	2.17
Class I	Actual	1,000.00	1,067.80	7.20	1.40
	Hypothetical(c)	1,000.00	1,017.90	7.02	1.40
Class Y	Actual	1,000.00	1,069.50	5.35	1.04
	Hypothetical(c)	1,000.00	1,019.69	5.22	1.04
Class Z	Actual	1,000.00	1,069.50	5.61	1.09
	Hypothetical(c)	1,000.00	1,019.44	5.47	1.09

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,062.50	$10.05	1.96%
	Hypothetical(c)	1,000.00	1,015.12	9.82	1.96
Class C	Actual	1,000.00	1,106.90	14.20	2.71
	Hypothetical(c)	1,000.00	1,011.39	13.55	2.71
Class Z	Actual	1,000.00	1,122.90	8.92	1.69
	Hypothetical(c)	1,000.00	1,016.46	8.47	1.69

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$911.60	$7.22	1.52%
	Hypothetical(c)	1,000.00	1,017.30	7.62	1.52
Class C	Actual	1,000.00	948.90	11.10	2.29
	Hypothetical(c)	1,000.00	1,013.48	11.46	2.29
Class I	Actual	1,000.00	962.40	7.07	1.45
	Hypothetical(c)	1,000.00	1,017.65	7.27	1.45
Class Y	Actual	1,000.00	964.40	4.64	0.95
	Hypothetical(c)	1,000.00	1,020.14	4.77	0.95
Class Z	Actual	1,000.00	964.00	4.79	0.98
	Hypothetical(c)	1,000.00	1,019.99	4.92	0.98

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2019	April 30, 2020	April 30, 2020(a)	April 30, 2020(b)
Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$1,011.00	$6.70	1.34%
	Hypothetical(c)	1,000.00	1,018.20	6.72	1.34
Class C	Actual	1,000.00	1,052.10	10.87	2.13
	Hypothetical(c)	1,000.00	1,014.27	10.67	2.13
Class I	Actual	1,000.00	1,066.20	6.99	1.36
	Hypothetical(c)	1,000.00	1,018.10	6.82	1.36
Class Z	Actual	1,000.00	1,068.70	4.89	0.95
	Hypothetical(c)	1,000.00	1,020.14	4.77	0.95

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b)	Annualized.

(c)	5% annual return before expenses.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger	We collect your personal information, for example, when you:
collect my personal	• Open an account or
information?	• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their complete schedules of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Previously, the Funds made their complete schedules of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Funds’ Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www. alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Trust established a liquidity risk management program (the “LRMP”) in December 2018 and the Board, including a majority of the Independent Trustees, appointed the Investment Manager as the administrator of the LRMP. The Board, including a majority of the Independent Trustees, formally approved the LRMP in May of 2019. The Investment Manager administers the LRMP through a Liquidity Risk Committee (the “Committee”) that is chaired by the Investment Manager’s Chief Compliance Officer, who also serves as the Trust’s Chief Compliance Officer. The Board also approved an agreement with Intercontinental Exchange (“ICE”), a third-party vendor that assists the Funds with liquidity classifications required by Rule 22e-4. The Committee is responsible for assessing the liquidity risk of the Funds, subject to the oversight of the Investment Manager. The Committee reviews daily investment classification reports, continuously monitors the Funds’ liquidity risk, and meets at least quarterly.

The Board met to review the LRMP pursuant to Rule 22e-4 and at such meeting the Trust’s Chief Compliance Officer, on behalf of the Investment Manager as the administrator of the LRMP, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2018 through November 30, 2019 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as the Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that each Fund primarily holds investments that are highly liquid.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Report concluded during the Review Period that the Trust’s LRMP is operating effectively, and is adequate and effectively implemented.

THE ALGER FUNDS II

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFIISAR

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/ Hal Liebes
Hal Liebes
President

Date:	June 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Hal Liebes
President

Date:	June 22, 2020

By:	/s/ Michael D. Martins
Michael D. Martins
Treasurer

Date:	June 22, 2020